EXHIBIT 10.22




                           BP TRINIDAD AND TOBAGO LLC

                                    CONTRACT




                                    SECTION 1

                                FORM OF AGREEMENT

                                FORM OF AGREEMENT

HIRE OF A DRILLING UNIT

This Contract (CONTRACT) between BP TRINIDAD AND TOBAGO LLC, a company incorporated in the State of Delaware and registered under the Companies Act, 1995 of the Laws of the Republic of Trinidad and Tobago (hereinafter referred to as "OPERATOR"), and CHILES OFFSHORE INC. a company incorporated in the State of Delaware (hereinafter referred to as "CONTRACTOR") is to engage the CONTRACTOR to carry out drilling services (DRILLING SERVICES) in accordance with the following terms and conditions.

OPERATOR enters into this Contract on behalf of itself and all participants in the concession area (CO-VENTURERS) but notwithstanding this fact or anything else in the CONTRACT to the contrary:

(a) The CONTRACTOR agrees to look only to OPERATOR for the due performance of the CONTRACT and nothing herein contained shall impose any liability upon or entitle the CONTRACTOR to commence any proceedings against any of OPERATOR'S CO-VENTURERS.

(b) OPERATOR shall be entitled to enforce the CONTRACT on behalf of its CO-VENTURERS as well as for OPERATOR and for this purpose OPERATOR and only OPERATOR may commence proceedings in its own name to enforce all obligations and liabilities of the CONTRACTOR under this CONTRACT and to make any claim which OPERATOR, its CO-VENTURERS may have against the CONTRACTOR.

1.         DOCUMENTS

           The CONTRACT shall comprise the following documents:

           1.1       This Contract Agreement
           1.2       Conditions of Contract (section 2 hereto)
           1.3       Contractor's Insurance (section 3 hereto)
           1.4       Statement of Requirements (section 4 hereto)
           1.5       Rates and Charges (section 5 hereto)
           1.6       Contractor's Personnel (section 6 hereto)
           1.7       Specification of Contractor's Equipment (section 7 hereto)

2.         DEFINITIONS

           In this Agreement words and expressions shall have the same meanings as are respectively assigned to them in the Conditions of Contract.

3.         THE SERVICES

           The Scope of the SERVICES shall be the provision of the DRILLING UNIT and DRILLING EQUIPMENT as more fully described in SECTION 7 hereto and PERSONNEL as more fully described in SECTION 6 hereto and providing services as more fully described in SECTION 4 hereto for the drilling of WELLS as more fully described in the documents hereto.

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                                                                      SECTION 1
                                                              FORM OF AGREEMENT
                                                                    PAGE 2 OF 5
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4.        OPERATOR'S REPRESENTATIVE

          The OPERATOR'S REPRESENTATIVE shall be Jim Liebnitz, Manager, Well Operations

          BP Trinidad and Tobago LLC
          5 & 5A Queen's Park West
          Port of Spain
          Trinidad

           Tel No.           868 623-2862
           Fax No.           868 627-7878

5.         CONTRACTOR'S REPRESENTATIVE

           The CONTRACTOR'S REPRESENTATIVE shall be

                      Mr. Chris Pinkard, Vice President
                      Chiles Offshore Inc.
                      11200 Richmond Avenue, Suite 490
                      Houston, Texas 77082-2618
                      Phone:              (713) 339-3777
                      Fax:                (713) 339-3888

6.         DURATION OF THE CONTRACT

           6.1       Duration

                     Notwithstanding the date hereof the CONTRACT shall be deemed to have come into effect on the date that the DRILLING UNIT is under tight tow to Pascagoula, Mississippi to begin the Make Ready Period as further described below and shall, subject to OPERATOR'S rights of termination hereunder, continue until the third anniversary of the Commencement Date subject to any extensions pursuant to Clause 6.2 of this Section 1, and subject to extension for any period necessary to complete any WELL being drilled upon such anniversary.

           6.2       Options to Extend

                     The OPERATOR may, at its option, extend the term of the CONTRACT by exercising up to two (2) one-year extensions, such extensions to run consecutively with the preceding CONTRACT term, subject to OPERATOR's rights of termination hereunder. If OPERATOR elects to exercise the option for the first one-year extension of the term of the CONTRACT, OPERATOR shall give CONTRACTOR written notice of the exercise of such extension option at least six (6) months prior to the third anniversary of the Commencement Date. Upon CONTRACTOR's receipt of such written notification, OPERATOR and CONTRACTOR shall negotiate in good faith to determine the mutually agreeable rates for the DRILLING UNIT that shall apply during such one-year extension period. If OPERATOR and CONTRACTOR reach a mutually acceptable agreement on such rates by the date three (3) months after the date of such written notice by OPERATOR of

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                                                                      SECTION 1
                                                              FORM OF AGREEMENT
                                                                    PAGE 3 OF 5
================================================================================

                     its exercise of the extension option, the term of the CONTRACT shall be extended by one (1) year, and such agreed rates shall apply in lieu of the rates previously applicable to the CONTRACT. If OPERATOR and CONTRACTOR do not reach a mutually acceptable agreement on such rates by the date three (3) months after the date of such written notice by OPERATOR of its exercise of the extension option, then there shall be no extension of the term of this CONTRACT based on the extension options granted to OPERATOR hereunder, and CONTRACTOR shall be free to enter into agreements for the utilization of the DRILLING UNIT for periods after the expiration of the term of the CONTRACT.

                     If the CONTRACT term is extended by one (1) year pursuant to the foregoing provision, then OPERATOR shall retain the option to extend the term of the CONTRACT for the second one-year option period. If OPERATOR elects to exercise such option for the second one-year extension of the term of the CONTRACT, OPERATOR shall give CONTRACTOR written notice of the exercise of such extension option at least six (6) months prior to the fourth anniversary of the Commencement Date. Upon CONTRACTOR's receipt of such written notification, OPERATOR and CONTRACTOR shall negotiate in good faith to determine the mutually agreeable rates for the DRILLING UNIT that shall apply during such one-year extension period. If OPERATOR and CONTRACTOR reach a mutually acceptable agreement on such rates by the date three (3) months after the date of such written notice by OPERATOR of its exercise of the extension option, the term of the CONTRACT shall be extended by one (1) year, and such agreed rates shall apply in lieu of the rates previously applicable to the CONTRACT. If OPERATOR and CONTRACTOR do not reach a mutually acceptable agreement on such rates by the date three (3) months after the date of such written notice by OPERATOR of its exercise of the extension option, then there shall be no extension of the term of this CONTRACT based on the second one-year extension option granted to OPERATOR hereunder, and CONTRACTOR shall be free to enter into agreements for the utilization of the DRILLING UNIT for periods after the expiration of the term of the CONTRACT.

          6.3        Make Ready Period

                     Upon completion of the tow of the DRILLING UNIT from the last location in the U.S. Gulf of Mexico in Main Pass Block 300 to Pascagoula, Mississippi, the DRILLING UNIT will undergo certain modifications and equipment additions and changes as set forth on the attached Schedule 6.3, at the expense of CONTRACTOR. All cost for modifications and equipment additions and changes as set forth on the attached Schedule 6.3 is included in the Day Rates.

                      Any additions and changes requested by OPERATOR other than those listed on the attached Schedule 6.3 shall be at OPERATOR's expense, including the payment of the PROVISIONING RATE for any delay in the departure of the DRILLING UNIT from Pascagoula, Mississippi caused by such requested additions and changes, beyond fourteen (14) days from the time the DRILLING UNIT is jacked up dockside in Pascagoula, Mississippi. OPERATOR and CONTRACTOR acknowledge and agree that the drill pipe listed on the attached Schedule 6.3 is not scheduled to arrive while the DRILLING UNIT is in Pascagoula, Mississippi, and will be delivered to the DRILLING UNIT after it arrives in the CONTRACT AREA. Due to the timing of the required start of

                                                                      SECTION 1
                                                              FORM OF AGREEMENT
                                                                    PAGE 4 OF 5
================================================================================

                    operations in CONTRACT AREA, the DRILLING UNIT must be removed from service in the U.S. Gulf of Mexico at the end of the current program in Main Pass Block 300, and CONTRACTOR must make certain equipment purchase commitments.

                    Such Make Ready Period is anticipated to last fourteen (14) days from the time that the DRILLING UNIT is jacked up dockside in Pascagoula, Mississippi. If the departure of the DRILLING UNIT is delayed beyond fourteen (14) days from the start of such period due to the request of the OPERATOR for additional modifications or additional changes requested by OPERATOR, OPERATOR shall pay CONTRACTOR the PROVISIONING RATE as stated in Section 5 of the CONTRACT for such period of delay.

          6.        RIG AUDIT

                    OPERATOR shall carry out an audit of the DRILLING UNIT in Pascagoula, Mississippi. CONTRACTOR shall be required to correct any deficiencies identified during the audit, at its own costs and expenses, prior to the COMMENCEMENT DATE or as otherwise agreed between CONTRACTOR and OPERATOR. All DRILLING UNIT audit recommendations which would affect safe and efficient operations must have been carried out or the OPERATOR's REPRESENTATIVE and CONTRACTOR'S REPRESENTATIVE must have mutually agreed in writing to a schedule for completion of outstanding DRILLING UNIT audit recommendations.

          7.        RIG ACCEPTANCE

                    OPERATOR shall conduct RIG ACCEPTANCE of the DRILLING UNIT pursuant to OPERATOR's rig acceptance procedure, as soon as the DRILLING UNIT has been pinned at the LOCATION. The period commencing on the pinning of the DRILLING UNIT to the completion of the RIG ACCEPTANCE exercise shall be charged at the STANDBY RATE.

                    In the event that OPERATOR shall not accept the DRILLING UNIT after the completion of the RIG ACCEPTANCE exercise, the DRILLING UNIT will go on NIL Rate until the deficiencies identified during the RIG ACCEPTANCE exercise have been rectified to the satisfaction of OPERATOR.

8.         REMUNERATION

           In full consideration of the satisfactory performance of the Services set out in Clause 3 hereof the CONTRACTOR shall be paid as set out in
           SECTION 5 hereto. Such rates will be subject only to adjustments for documented changes, pursuant to Section 5, clause 5.7, in CONTRACTOR'S costs of operations in the CONTRACT AREA.

           Rates of payment for any extended term, which OPERATOR elects to exercise shall be mutually agreed upon as stated in sub-clause 6.2 above.

                                                                      SECTION 1
                                                              FORM OF AGREEMENT
                                                                    PAGE 5 OF 5
================================================================================

9.        ACKNOWLEDGEMENT

          Kindly confirm acceptance of the terms of this Contract by signing and returning the attached duplicate.


FOR BP TRINIDAD AND TOBAGO LLC

Signed:     /s/ ROBERT RILEY                             Name               ROBERT RILEY
            ---------------------------------------               ------------------------------------------
                                                                              (Block Capitals)

Position:  ASSOCIATE PRESIDENT & CHAIRMAN                Date               8/6/01
           ----------------------------------------               ------------------------------------------


Signed:     /s/ JIM LIEBNITZ                             Name               JIM LIEBNITZ
            ---------------------------------------               ------------------------------------------
                                                                              (Block Capitals)

Position:  WELL OPERATIONS MANAGER                       Date               8/6/01
           ----------------------------------------               ------------------------------------------


Signed:     /s/ KATHLEEN CHARLES                         Name               KATHLEEN CHARLES
            ---------------------------------------               ------------------------------------------
                                                                              (Block Capitals)

Position:  MANAGER, CONTRACTS                            Date               8/6/01
           ----------------------------------------               ------------------------------------------



We confirm our acceptance of this CONTRACT.

FOR CHILES OFFSHORE INC.

Signed:     /s/ WILLIAM E. CHILES                        Name               WILLIAM E. CHILES
            ---------------------------------------               ------------------------------------------
                                                                              (Block Capitals)

Position:  CHIEF EXECUTIVE OFFICER                       Date               8/6/01
           ----------------------------------------               ------------------------------------------


                                    SECTION 2

                             CONDITIONS OF CONTRACT

                             CONDITIONS OF CONTRACT

                                    CONTENTS

CLAUSE 1.             DEFINITIONS                                          2
CLAUSE 2.             CARRY OUT DRILLING SERVICES                          3
CLAUSE 3.             TERMINATION                                          3
CLAUSE4.              ACCESS TO LOCATIONS                                  5
CLAUSE 5.             OPTIONAL RIGHTS OF THE OPERATOR IN THE EVENT OF
                      DEFAULT BY THE CONTRACTOR                            5
CLAUSE 6.             LIABILITIES AND INDEMNITIES                          8
CLAUSE.7.             CONTRACTOR'S INSURANCES                             12
CLAUSE.8.             TAX INFORMATION AND INDEMNITY                       13
CLAUSE 9.             BANKRUPTCY OR LIQUIDATION                           15
CLAUSE 10.            FORCE MAJEURE                                       15
CLAUSE 11.            FREEDOM FROM LIENS                                  16
CLAUSE 12.            CONTRACTOR TO MAINTAIN REPRESENTATION               16
CLAUSE 13.            GIVING OF NOTICES AND PAYMENT OF FEES               17
CLAUSE 14.            CONFIDENTIAL INFORMATION                            17
CLAUSE 15.            PUBLICITY                                           17
CLAUSE 16.            ASSIGNMENT AND SUB-CONTRACTING                      17
CLAUSE 17.            APPLICATION OF LAWS AND REGULATIONS                 18
CLAUSE 18.            SERVING OF NOTICES                                  18
CLAUSE 19.            VARIATION AND WAIVER                                18
CLAUSE 20.            INDEPENDENT CONTRACTOR RELATIONSHIP                 19
CLAUSE 21.            INFRINGEMENT OF PATENTS                             19
CLAUSE 22.            PERMITS AND LICENCES                                19
CLAUSE 23.            APPLICABLE LAW                                      19
CLAUSE 24.            ARBITRATION                                         20
CLAUSE 25.            EXCLUSION OF PREVIOUS CORRESPONDENCE                20
CLAUSE 26.            AUDIT                                               20
CLAUSE 27.            SEVERABILITY

1.   Personnel                                                             1
2.   Equipment                                                             1
3.   Third Party                                                           2
4.   Automobiles                                                           2
5.   Certificates of Insurance                                             2
A.   GENERAL DESCRIPTION                                                   1

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 2 OF 22
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                             CONDITIONS OF CONTRACT

          CLAUSE 1.       DEFINITIONS

                          In the CONTRACT the following words and expressions shall have the meanings assigned to them, except where the context otherwise requires.

                 1.1 "AFFILIATE" as applied to OPERATOR shall mean and include BP Trinidad and Tobago LLC and any company which is directly or indirectly controlled by BP Trinidad and Tobago LLC. "Affiliate" as applied to CONTRACTOR shall include Chiles Offshore Inc. and any company, which is directly or indirectly controlled by Chiles Offshore Inc. Control means the ownership directly or indirectly of more than fifty (50) percent of the voting rights in a company, partnership or legal entity.

                 1.2 "AGENCY" means any agency, authority, department, court, government, legislature, minister, ministry, official, or public person (whether autonomous or not) of the Republic of Trinidad and Tobago, the United States of America and any other nation, state, jurisdiction, supernational organisation or any political subdivision of the foregoing;

                 1.3 "CERTIFICATION" shall mean the ABS Maltese Cross A-1 Self Elevating Drilling Unit.

                 1.4 The "COMMENCEMENT DATE" shall mean the date on which the DRILLING UNIT is pinned on the first LOCATION in the CONTRACT AREA and the OPERATOR provided RIG ACCEPTANCE.

                 1.5 "COMPLETION DATE" shall mean the date when the DRILLING UNIT has completed the last WELL and all OPERATOR'S MATERIAL'S and SERVICE COMPANY EQUIPMENT has been offloaded and the DRILLING UNIT has been towed to the mutually agreed on port in Trinidad.

                 1.6 "CONTRACT" shall mean all those documents forming the Contract as stated in Clause 1 of the Contract Agreement.

                 1.7 The "CONTRACT AREA" shall mean the OPERATOR'S concession areas offshore the east coast of the Republic of Trinidad and Tobago (Block 27) and any onshore area used in association therewith, or other areas agreed between the parties.

                 1.8 The "CONTRACT DEPTH" shall mean the DEPTH to which the CONTRACTOR may be required to carry out the DRILLING SERVICES.

                 1.9 The "CONTRACTOR'S EQUIPMENT" shall mean the Drilling Unit (as hereinafter defined) together with all the drilling and associated equipment listed in SECTION 7 Group 2 (hereinafter referred to as the "DRILLING EQUIPMENT") together with the CONTRACTOR'S stock of spare parts.

                 1.10 The "CONTRACTOR'S PERSONNEL" or "its PERSONNEL" shall mean the CONTRACTOR'S labour and supervisory personnel listed in SECTION 6.

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                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 3 OF 22
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                  1.11     "CO-VENTURERS" as applied to OPERATOR shall mean any
                           parties to a joint venture agreement whereby the OPERATOR undertakes to act as operator for such participants of any Licence Block in which the CONTRACTOR may be required to perform the DRILLING SERVICES.

                  1.12 "DEMOBILISATION" shall mean the period of time after the DRILLING UNIT has been moved to a mutually agreed port in Trinidad and all of OPERATOR'S and SERVICE COMPANY's materials have been offloaded.

                  1.13 "DEPTH" shall mean the depth of the hole as obtained by measuring the drilling string with a steel tape, using as datum the top of the Rotary Table.

                  1.14 The "DRILLING SERVICES" shall mean the operations as defined in SECTION 4.

                  1.15 The "DRILLING UNIT" shall mean the vessel as specified in SECTION 7 - Group 1.

                  1.16 "EFFECTIVE DATE" shall mean the point in time that the DRILLING UNIT is under tight tow to Pascagoula, Mississippi to begin the Make Ready Period.

                  1.17 LAW" means any treaty, statute, law, directive, by-law, rule, order, decree, regulation, injunction, license, permit, approval, agreement or delegated legislation in each case of any Agency;

                  1.18     "LOCATION" shall mean the location of any WELL.

                  1.19 "MOBILISATION" shall mean the period of time from when the DRILLING UNIT is under tight tow to Pascagoula, Mississippi, until the Make Ready Period has been completed, and until the COMMENCEMENT DATE.

                  1.20     "MONTH" shall mean a calendar month.

                  1.21 "OPERATOR" shall mean BP TRINIDAD AND TOBAGO LLC or any subsidiary thereof and also any reference to "OPERATOR" in this CONTRACT shall also include OPERATOR'S AFFILIATES and CO-VENTURERS.

                  1.22 "OPERATOR'S MATERIALS" shall mean the equipment, materials, services and supplies to be provided by the OPERATOR.

                  1.23 "OPERATOR'S REPRESENTATIVE" and "CONTRACTOR'S REPRESENTATIVE" shall mean those persons who are appointed as such from time to time by the OPERATOR and the CONTRACTOR respectively and whose names have been notified in writing by the appointing party to the other party.

                  1.24 "RIG ACCEPTANCE" shall mean that the OPERATOR'S REPRESENTATIVE certifies in writing on the IADC-API Official Daily Drilling Report Form that the CONTRACTOR'S EQUIPMENT is acceptable to commence the DRILLING SERVICES

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                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 4 OF 22
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                 1.25     "RIG STAFF" shall mean the Rig Manager, Assistant Rig
                          Manager (if any), Toolpushers, Tour Pushers (if any), Drillers and Assistant Drillers of the CONTRACTOR'S PERSONNEL.

                 1.26 The "SERVICE COMPANIES" shall mean the contractors (including their servants and agents) hired by the OPERATOR and providing miscellaneous services in conjunction with the DRILLING SERVICES.

                 1.27 The "SUB-CONTRACTORS" shall mean the contractors approved by the OPERATOR and hired by the CONTRACTOR for any services in conjunction with the DRILLING SERVICES.

                 1.28 "WELL" shall mean any OPERATOR'S well or drilling location (as hereinafter defined) whether already drilled, or yet to be drilled by OPERATOR in the CONTRACT AREA under the terms and conditions of the CONTRACT.

                 1.29 "THIRD PARTY" shall for the avoidance of doubt, mean those parties excluding CONTRACTOR, SERVICE COMPANIES, OPERATOR, or SUB-CONTRACTORS.

                 1.30     "TRINIDAD" means the Republic of Trinidad and Tobago.

                          Words importing the singular only also include the plural and vice versa where the context requires.

                          The headings in these CONDITIONS OF CONTRACT shall not be deemed to be part thereof or be taken into consideration of construction thereof or of the CONTRACT.

                          In the event of any conflict between this Section 2 and any of the other Sections of this CONTRACT, the provisions of this Section 2 shall prevail.

CLAUSE 2.                 CARRY OUT DRILLING SERVICES

                          The CONTRACTOR shall carry out the DRILLING SERVICES according to the specifications and instructions issued from time to time by the OPERATOR consistent with the terms of the CONTRACT.

CLAUSE 3.                 TERMINATION

                 3.1      Termination upon Loss of or Damage to the DRILLING
                          UNIT

                           i. The CONTRACT shall be terminated upon the total loss (as hereinafter defined) of the DRILLING UNIT, as certified by a mutually acceptable independent marine surveyor of the calibre of Noble Denton or Matthew Daniel. The surveyor shall be retained by and at the expense of the CONTRACTOR. Termination of the CONTRACT shall be at the date and time of such determination by such marine surveyor or the date of such compromised or arranged total loss.

                                    In the context of this sub-clause 3.1(i)
                                    "total loss" shall mean an actual,
                                    constructive, compromised or arranged total loss of the DRILLING UNIT.

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                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 5 OF 22
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                           ii.      The CONTRACT shall be terminated if the
                                    DRILLING UNIT shall suffer damage that
                                    renders it incapable of continuing
                                    operations within one (1) month of suffering such damage, as certified by a mutually acceptable independent marine surveyor of the calibre of Noble Denton or Matthew Daniel. The surveyor shall be retained by and at the expense of the CONTRACTOR. Termination of the CONTRACT shall be at the date and time of such determination by such marine surveyor.

                  3.2      Failure to keep CONTRACTOR'S EQUIPMENT in
                           CERTIFICATION

                           OPERATOR shall have the right to terminate the
                           CONTRACT:

                           (i) forthwith if the CONTRACTOR fails to comply with the requirements of sub-clause 4.2 of
                                    SECTION 4.

                           (ii) by giving the CONTRACTOR seven days written notice after 10 days of expiry of CERTIFICATION if the CONTRACTOR has not commenced action to restore same.

                           (iii) by giving the CONTRACTOR seven days written notice after 30 days of expiry of CERTIFICATION if the DRILLING UNIT has not been re-certified.

              3.3        Termination upon expiry of the Term

                         Subject to the termination rights of OPERATOR, this CONTRACT shall terminate on the COMPLETION DATE, subject to the DEMOBILISATION obligations of OPERATOR. OPERATOR shall furnish towing vessels and related services, and pay the MOVING RATE to move the DRILLING UNIT to the mutually agreed port and to pay the lump-sum DEMOBILISATION CHARGE as described herein.

                         The OPERATOR shall be relieved from its obligation to pay the DEMOBILISATION CHARGE if the DRILLING UNIT is under contract to a third party to commence work for such third party in the waters of Trinidad and Tobago, or if a third party is paying for mobilization of the DRILLING UNIT from the waters of Trinidad and Tobago. In such event, the CONTRACT shall terminate when the OPERATOR's and SERVICE COMPANY's materials are offloaded and the DRILLING UNIT is under tight tow to the third party location. In such event, CONTRACTOR shall furnish towing vessels and related services to take the DRILLING UNIT to its new location.

              3.4        Termination Without Cause

                         Commencing six (6) months from the COMMENCEMENT DATE, OPERATOR may terminate the CONTRACT without cause after six (6) month's written notice to CONTRACTOR. Should OPERATOR terminate the CONTRACT without cause, and not pursuant to Clause 3.1 or 3.2 of hereof or the default of the CONTRACTOR with regard to unsatisfactory performance, failure to provide equipment, breach of CONTRACT, requisition, liquidation or insolvency, all as described in clause 5 hereof, or force majeure as described in clause 10 hereof, the OPERATOR will reimburse the CONTRACTOR as follows:

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 6 OF 22
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                          The DEMOBILIZATION CHARGE (if applicable), plus 60% of
                          the OPERATING RATE for the remaining balance of the term of the CONTRACT that has not been utilised, and the unamortized portion of the Make Ready additions and changes described on Schedule 6.3, based on the "BP Amortized Amount" set forth on Schedule 6.3. The CONTRACT shall terminate upon CONTRACTOR's receipt of payment of such amounts from OPERATOR.


                          For example, if OPERATOR gives written notice to CONTRACTOR eighteen (18) months after the COMMENCEMENT DATE that the CONTRACT will terminate twenty-four (24) months after the COMMENCEMENT DATE, then the OPERATOR would pay to CONTRACTOR (i) $2,800,000 for the DEMOBILIZATION CHARGE, (ii) $15,987,000 (60% of the OPERATING RATE of $73,000 for the then remaining 365 days of the term of the CONTRACT), and (iii) $551,008 for OPERATOR's share of the unamortized amount of the Make Ready additions pursuant to Schedule 6.3 (such amounts are exclusive of any applicable VAT payable by OPERATOR).


CLAUSE 4.                 ACCESS TO LOCATIONS

                          The OPERATOR shall secure for the CONTRACTOR and its SUB-CONTRACTORS rights of access to and from LOCATIONS. The OPERATOR shall use its best endeavours to advise the CONTRACTOR of any limitations, restriction or conditions, which may affect such access, and the CONTRACTOR shall abide by such limitations, restrictions and conditions as aforesaid.

                          OPERATOR shall be responsible for selecting, marking and clearing drilling LOCATIONS, for providing proper and sufficient certificates, permits or permission necessary to enter upon and operate on the LOCATIONS, and for notifying CONTRACTOR of any impediments or hazards to operations at each LOCATION or within the anchor pattern, including, without limitation, any pipelines, cables, boulders, mud filled depressions or faulty bottom conditions in the area. OPERATOR also shall provide CONTRACTOR with soil and sea bottom condition surveys at each LOCATION adequate to satisfy CONTRACTOR's marine surveyor. In the event the DRILLING UNIT is used over a platform, all surveys to determine the structural integrity of the platform will be the responsibility of OPERATOR.

                          Should seabed conditions be unsatisfactory to properly support or moor the DRILLING UNIT upon arrival at the LOCATION, OPERATOR shall continue to pay CONTRACTOR the STANDBY RATE set forth in Schedule 5.1 to Section 5 of this CONTRACT, until seabed conditions are ultimately remedied. All expenses associated with improvements to the seabed and repositioning of the DRILLING UNIT at the LOCATION shall be for OPERATOR's account.

                          Notwithstanding any other provision of this CONTRACT, except in the event of CONTRACTOR'S negligence, should there be obstructions at or within the area of the LOCATION, including the anchor pattern, or faulty bottom conditions, which have not been identified by OPERATOR and these obstructions or faulty bottom conditions damage CONTRACTOR'S EQUIPMENT, or CONTRACTOR'S EQUIPMENT damages these obstructions, or

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 7 OF 22
================================================================================

                          if seabed conditions prove unsatisfactory to properly support or moor the DRILLING UNIT during operations hereunder, OPERATOR will be responsible for and indemnify and hold harmless CONTRACTOR for all resulting damages, including, without limitation, payment of the STANDBY RATE during required repairs, but OPERATOR will receive credit for any physical damage insurance proceeds received by CONTRACTOR as a result of any damage to the DRILLING UNIT


CLAUSE 5.                 OPTIONAL RIGHTS OF THE OPERATOR IN THE EVENT OF
                          DEFAULT BY THE CONTRACTOR

                 5.1      Unsatisfactory performance by the CONTRACTOR

                          In the event that the OPERATOR is dissatisfied with the performance of the CONTRACTOR hereunder on account of sustained, unreasonably slow progress or for demonstrated incompetency as a result of causes reasonably within the CONTRACTOR'S control, including, without limitation, time lost from lack of crews, stores, or poorly maintained equipment, or failure to observe safe operating practices, the OPERATOR shall notify the CONTRACTOR in writing with specificity as to the cause of its dissatisfaction. Should the CONTRACTOR fail to demonstrate to the OPERATOR'S satisfaction that it has taken measures to remedy the matters so specified within a period of not more than seven (7) days, the OPERATOR shall have the right to terminate the CONTRACT upon completion of the current operation then being performed at the time of receipt of the notification of dissatisfaction as aforesaid. In the case of events requiring replacement of parts or equipment, CONTRACTOR shall be allowed a reasonable time for transit of materials and clearances through customs, subject to OPERATOR's payment obligations pursuant to Clause 5.3 of Section 5. No further payments shall be due to the CONTRACTOR other than those outstanding for work done prior to the said termination and the DEMOBILISATION CHARGE.

                 5.2 CONTRACTOR'S failure to perform its obligations or to provide the CONTRACTOR'S EQUIPMENT

                          In the event of the CONTRACTOR'S continuous failure to perform any of its obligations or to provide any of the CONTRACTOR'S EQUIPMENT or in the event that the CONTRACTOR fails to demonstrate that the CONTRACTOR'S EQUIPMENT is capable of meeting the manufacturer's rating for such equipment for sustained operations, in each case so as to jeopardize the integrity of the well bore or which results in unreasonably slow progress, the OPERATOR shall notify the CONTRACTOR in writing specifying the deficiencies of CONTRACTOR's performance or such CONTRACTOR'S EQUIPMENT which the CONTRACTOR has so failed to provide or for which CONTRACTOR has failed to demonstrate that such CONTRACTOR'S EQUIPMENT is capable of meeting the manufacturer's rating for such equipment for sustained operations, and immediately thereafter the OPERATOR shall have the right to exercise one of the following options:-

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                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 8 OF 22
================================================================================

                           (a) To shutdown such operations until such time as the CONTRACTOR shall have made good the deficiencies in the said equipment whether as to provision or to performance.

                                    For any such period of shutdown the OPERATOR shall pay the CONTRACTOR:

                                    (i)      at the REPAIR RATE in accordance
                                             with SECTION 5 hereof provided the
                                             shutdown is due to an abnormal
                                             failure of a component of
                                             CONTRACTOR'S EQUIPMENT. An abnormal
                                             failure is defined as being a
                                             failure, which is not due to a lack
                                             of proper maintenance, by the
                                             CONTRACTOR.

                                    (ii)     at NIL rate if the shutdown is due
                                             to lack of proper maintenance by
                                             the CONTRACTOR.

                                    In all such instances referred to in (i) and
                                    (ii) above the OPERATOR shall have the
                                    exclusive right to terminate the CONTRACT any time after a shutdown period has exceeded twenty-one (21) days.

                                    In such event the OPERATOR shall not be
                                    liable for any further payments to the
                                    CONTRACTOR, other than those outstanding for work done prior to the said termination and the DEMOBILISATION CHARGE.

                           (b) To hire from the nearest available source satisfactory to the OPERATOR all such equipment as may be required to complete essential operations:

                                    (i)      arising out of the CONTRACTOR'S
                                             failure so to provide the DRILLING
                                             EQUIPMENT or any part thereof,
                                             until the CONTRACTOR shall have
                                             provided as aforesaid, or

                                    (ii)     arising out of any sustained
                                             failure of the DRILLING EQUIPMENT
                                             or any part thereof that CONTRACTOR
                                             cannot demonstrate that it can meet
                                             manufacturer's specifications for
                                             sustained operations, until the
                                             CONTRACTOR can demonstrate to the
                                             OPERATOR that the said equipment or
                                             part thereof can meet the said
                                             manufacturer's specifications for
                                             sustained operations.

                                    All costs incurred by the OPERATOR in hiring and transporting such equipment shall be a debt due to the OPERATOR from the CONTRACTOR and shall be deducted from any monies due to the CONTRACTOR from the OPERATOR.

                 5.3      Breach of the CONTRACT by the CONTRACTOR

                          Subject to other provisions in the CONTRACT, in the event of a material breach by the CONTRACTOR of any of the terms and conditions of the CONTRACT, the OPERATOR shall have the right to give written notice to the CONTRACTOR specifying such breach and calling upon the CONTRACTOR to remedy the breach forthwith and the CONTRACTOR shall not be entitled to payment for work

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                   PAGE 9 OF 22
================================================================================

                          performed in making good the breach. If after receipt of such notice the CONTRACTOR does not remedy such breach within a reasonable period (which period the OPERATOR shall advise in the aforesaid written notice and which shall take into account the nature of the breach), but in no event less than ten (10) days, then the OPERATOR may at its own option adopt one of the following provisions:

                           (i) terminate the CONTRACT as soon as is practicable on expiry of the said period. After such termination the OPERATOR shall not be liable for any payments to the CONTRACTOR other than those outstanding for work done prior to the said termination and the DEMOBILISATION CHARGE.

                           (ii) in the event the OPERATOR does not wish to terminate pursuant to (i) above, OPERATOR may instruct the CONTRACTOR to shut down the CONTRACTOR'S EQUIPMENT and the OPERATOR shall pay the CONTRACTOR at SHUTDOWN WITH CREW RATE for such period as OPERATOR requires from the date of such shutdown and thereafter apply the provisions of (i) of this sub-clause.

CLAUSE 6.                 LIABILITIES AND INDEMNITIES

                 6.1      The CONTRACTOR'S EQUIPMENT

                           (a) The CONTRACTOR shall indemnify the OPERATOR and the SERVICE COMPANIES and hold the OPERATOR and the SERVICE COMPANIES harmless from and against any and all liability for loss, damage or destruction of the CONTRACTOR'S EQUIPMENT whether arising out of the CONTRACT or in tort, and against all claims, demands, proceedings and causes of action resulting therefrom, regardless of how such loss, damage or destruction occurs, notwithstanding that such loss or damage as aforesaid may have been due to the negligence of the OPERATOR or its SERVICE COMPANIES and its or their personnel or agents excepting only CONTRACTOR's EQUIPMENT below the rotary table as stated in sub-clause 6.1(b) below.

                           (b) The OPERATOR shall assume liability at all times during the DRILLING SERVICES for loss of or damage to the CONTRACTOR'S equipment below the rotary table except fair wear and tear. Notwithstanding anything in the CONTRACT to the contrary, the OPERATOR shall reimburse the CONTRACTOR for the replacement cost less depreciation of any such equipment so lost, and in respect of equipment so damaged whichever shall be the lesser of the replacement on-site cost less depreciation or the repair cost, provided that such equipment and the operation during which or as a result of which the said equipment has been lost or damaged as aforesaid has been approved by the OPERATOR'S REPRESENTATIVE prior to such operation and unless such loss or damage is due to the negligence and/or default of the CONTRACTOR, its SUB-CONTRACTORS or the PERSONNEL or agents of the CONTRACTOR in conducting the operation at that time.

                                    Depreciation shall be calculated monthly from the original purchase date and price at one (1) percent per month, but not to exceed 50% of the current replacement cost. Reimbursement

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 10 OF 22
================================================================================

                                    shall be reduced by any amount recovered by CONTRACTOR through insurance, which CONTRACTOR shall diligently seek to recover.

                 6.2      The OPERATOR'S MATERIALS

                          (a) The CONTRACTOR shall take all reasonable precautions (including but not limited to the making out of loading notes) to protect and save from loss or damage items of the OPERATOR'S MATERIALS and materials of the SERVICE COMPANIES while in the custody of the CONTRACTOR. Subject to sub clause 6.2(b) below when no longer required for operations hereunder the CONTRACTOR shall return to the OPERATOR after use such of the said OPERATOR'S MATERIALS as have not been properly consumed, in the same condition as when handed to the CONTRACTOR fair wear and tear excepted.

                          (b) The CONTRACTOR shall not be liable to the OPERATOR for any loss of or damage to items of the OPERATOR'S MATERIALS except that caused by the negligence or default of the CONTRACTOR its personnel or agents or the SUB-CONTRACTORS or their personnel or agents, while in the custody of the CONTRACTOR.

                 6.3      Personnel and Property

                          (a)     Subject always to subclauses 6.5(a),
                                  6.5(b)(ii) and (iii), and 6.5(c), the
                                  CONTRACTOR shall indemnify the OPERATOR and hold the OPERATOR harmless from and against any and all liability for sickness, injury or death of any THIRD PARTY person or the loss of or damage to any THIRD PARTY property and against all claims, demands, proceedings and causes of action resulting therefrom due to any negligent act or default on the part of the CONTRACTOR, its SUB-CONTRACTORS or its or their personnel or agents in the performance of any of its obligations hereunder or otherwise arising in connection with the CONTRACT.

                         (b) The CONTRACTOR shall indemnify the OPERATOR and the SERVICE COMPANIES and hold the OPERATOR and the SERVICE COMPANIES harmless from and against any and all liability for loss of or damage to property of or in the possession and control of the CONTRACTOR'S PERSONNEL and SUB-CONTRACTOR'S personnel and against any and all liability for sickness, injury or death to any of the CONTRACTOR'S PERSONNEL and SUB-CONTRACTOR'S personnel arising out of the CONTRACT or in tort and against all claims, demands, proceedings and causes of action resulting therefrom notwithstanding that such loss or damage to such property or sickness, injury or death to the personnel as aforesaid may have been due to the negligence or default of the OPERATOR or its personnel or agents or the SERVICE COMPANIES or their personnel or agents.

                         (c) The OPERATOR shall indemnify the CONTRACTOR and hold the CONTRACTOR harmless from and against any and all liability for loss of or damage to property of or in the possession and control of the OPERATOR'S personnel or SERVICE COMPANY personnel and against any and all liability for sickness, injury, or death to any of the OPERATOR'S personnel or SERVICE COMPANY personnel arising out of the CONTRACT or in tort and against all claims, demands, proceedings and causes of action resulting

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 11 OF 22
================================================================================

                                  therefrom notwithstanding that such loss or damage to such property or sickness, injury or death to the personnel as aforesaid may have been due to the negligence or default of the CONTRACTOR or its PERSONNEL or agents or the SUB-CONTRACTORS or their personnel or agents or the SERVICE COMPANIES or their personnel or agents..

                          (d) The OPERATOR shall indemnify the CONTRACTOR and hold the CONTRACTOR harmless from and against any and all liability for sickness, injury or death of any THIRD PARTY person or the loss of or damage to any THIRD PARTY property and against all claims, demands, proceedings and causes of action resulting therefrom due to any negligent act or default on the part of the OPERATOR, its SERVICE COMPANIES, or its or their personnel or agents in the performance of any of its obligations hereunder or otherwise arising in connection with the CONTRACT.

                 6.4      Loss of or Damage to the Hole

                          In the event that the hole should be lost or damaged arising out of operations hereunder due to the negligence of the CONTRACTOR, its personnel or agents then the OPERATOR may instruct the CONTRACTOR either to drill a new hole to the depth at which the said loss or damage occurred or to re-drill such section of the damaged hole in both instances at the REDRILLING RATE and in accordance with the terms of the CONTRACT. Except for the foregoing obligation of CONTRACTOR, and notwithstanding anything else in this CONTRACT to the contrary, CONTRACTOR shall not be liable for damage to or loss of the WELL.

                 6.5      Underground Damage and Control of Blowout and
                          Pollution

                          (a)     Reservoir Damage

                                  Notwithstanding anything in the CONTRACT to the contrary, the OPERATOR shall indemnify and hold the CONTRACTOR harmless against any damage to or destruction of or loss or impairment of any property right in or to oil, gas or other mineral substance or water if at the time of the act or omission causing such damage, destruction, loss or impairment the said substance had not been reduced to physical possession above the surface of the sea-bed, and for any loss or damage to any formation strata or reservoir beneath the seabed resulting from operations under the CONTRACT. The CONTRACTOR shall not make any payment due hereunder without prior approval from the OPERATOR.

                          (b)     Pollution

                                  (i)     Notwithstanding anything in the
                                          CONTRACT to the contrary, the
                                          CONTRACTOR shall assume all
                                          responsibility for, including control
                                          and removal of, and hold the OPERATOR
                                          harmless from, loss or damage
                                          originating from the DRILLING UNIT
                                          arising from pollution or
                                          contamination from, by way of example,

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 12 OF 22
================================================================================

                                    spills of fuels, drilling fluids (except as provide for under Clause 6.5 (b)(iii), lubricants, motor oils, pipe dope, paints, solvents, ballast, bilge and garbage wholly in the CONTRACTOR'S or its SUB-CONTRACTOR'S possession and control.

                           (ii)     Except as provided in (i) of this
                                    sub-clause, and notwithstanding anything in the CONTRACT to the contrary, the OPERATOR shall assume all responsibility for pollution, including control and removal of pollution or contamination, which may result from fire, blowout, cratering, seepage, or any other uncontrolled flow of oil, gas, wastes or other substance from any WELL arising out of the CONTRACT, or which may emanate from any platform, pipeline or other equipment or facility owned or operated by the OPERATOR, and the OPERATOR shall indemnify and hold harmless the CONTRACTOR from and against any and all claims, demands, proceedings and causes of action from any party under this CONTRACT or any THIRD PARTY (including, without limitation, any AGENCY) resulting from or connected with the above.

                           (iii) The OPERATOR shall further assume all responsibility for any pollution or contamination arising from the use or disposal of oil emulsion, oil based or chemically treated drilling fluids, contaminated cuttings and cavings, lost circulation materials and fluids as well as the furnishing, transportation and disposal or containerisation of any materials when such are required unless caused by the negligence of the CONTRACTOR, or its SUB-CONTRACTORS or its or their personnel or agents.

                           (iv) The CONTRACTOR shall immediately notify the OPERATOR of all instances of pollution arising out of operations hereunder and confirm such notification in writing or by e-mail to the OPERATOR within twelve (12) hours of the event.

                  (c) Notwithstanding anything in this CONTRACT to the contrary, OPERATOR shall be solely responsible for, and indemnify and hold harmless CONTRACTOR from and against, all costs of regaining control of any wild well.

                 6.6      Sunken Property

                          When required by law or governmental authority or when CONTRACTOR'S sunken property interferes with present or future operations of the OPERATOR, the CONTRACTOR shall at its own expense raise and remove the DRILLING UNIT and any property of the CONTRACTOR or its SUB-CONTRACTORS which may sink in the course of operations hereunder or otherwise deal with it in accordance with the OPERATOR'S direction. In the event that the CONTRACTOR does not carry out these obligations the OPERATOR may buoy and light the sunken DRILLING UNIT or property and may remove it (without prejudice to the OPERATOR'S rights) and in such event CONTRACTOR shall refund to the OPERATOR all costs so incurred. The fact that the sunken DRILLING UNIT or property is insured or has been declared a total loss shall not absolve the CONTRACTOR from its obligations to raise and/or remove same. This CLAUSE shall remain binding on the CONTRACTOR and OPERATOR notwithstanding the termination of the CONTRACT for any reason.

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 13 OF 22
================================================================================

                 6.7      Consequential Damages

                          Notwithstanding any other provision in the CONTRACT in no event shall the CONTRACTOR, SERVICE COMPANIES or OPERATOR or its CO-VENTURERS in the CONTRACT AREA be liable one to the other for any consequential damages which may be suffered by any or all parties in connection with the performance of or otherwise arising under the CONTRACT notwithstanding that such consequential damages may have been due to the negligence of any of the parties aforesaid. Consequential damages shall mean, but not by way of limitation, loss of profits, loss of production or business interruption.

                  6.8 Notwithstanding anything to the contrary contained in sub clauses 6.1 to 6.7 inclusive, it is clearly understood between all parties that the CONTRACTOR only provides the above indemnities in respect of SERVICE COMPANIES and likewise OPERATOR only provides indemnities in respect of SERVICE COMPANIES on the express understanding that SERVICE COMPANIES provide reciprocal indemnities to CONTRACTOR as contained in the SERVICE COMPANIES contracts with OPERATOR.

                 6.9 The rights of CONTRACTOR and of OPERATOR under this Clause 6 shall extend to their respective Affiliates and employees and employees of their respective Affiliates.

                 6.10 The rights and obligations under this Clause 6 shall continue notwithstanding the completion or termination of the work under this CONTRACT.

CLAUSE.7.                 CONTRACTOR'S INSURANCES

                 7.1 The CONTRACTOR shall take out and maintain appropriate first class insurance with respect to its liabilities assumed and indemnities given under the CONTRACT and as specifically required in SECTION 3 hereof. All such policies shall contain waivers of rights of subrogation against the OPERATOR, its CO-VENTURERS, AFFILIATES and the SERVICE COMPANIES.

                          The CONTRACTOR shall give the OPERATOR thirty days written notice of any proposed material change in any policy.

                 7.2 The CONTRACTOR shall extend to the OPERATOR, its CO-VENTURERS and the SERVICE COMPANIES the benefit of any Hull and Machinery insurance cover, which may exist under the CONTRACTOR'S insurance provisions.

                 7.3 If the CONTRACTOR shall fail to effect and keep in force any of the Insurances referred to herein, then the OPERATOR may effect and keep the same in force and pay such premium as may be necessary for that purpose and from time to time deduct the amount so paid by the OPERATOR as aforesaid from any monies due or which may become due to the CONTRACTOR or recover the same as a debt due from the CONTRACTOR.

                 7.4 CONTRACTOR shall require its SUB-CONTRACTORS to obtain, maintain and keep in force during the time in which they are engaged in performing any work

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 14 OF 22
================================================================================

                          hereunder, insurance coverage acceptable to CONTRACTOR and furnish CONTRACTOR acceptable evidence of such insurance. CONTRACTOR shall require all insurance policies carried by the SUB-CONTRACTOR to contained endorsements waiving insurer's rights of subrogation against the OPERATOR, its CO-VENTURERS, AFFILIATES and the SERVICE COMPANIES.

CLAUSE.8.                 TAX INFORMATION AND INDEMNITY

                8.1 CONTRACTOR shall be responsible for, and shall hold OPERATOR harmless from the reporting, filing and payment of any taxes (wherever and whenever arising), duties, charges or fees (and any related fines, penalties, or interest) imposed (except as provided in
                          Section 8.2 herein) directly or indirectly on CONTRACTOR or its SUB-CONTRACTORS, shareholder(s), employees, agents or servants as a result of CONTRACTOR's performance under this CONTRACT in all jurisdictions. OPERATOR may withhold from sums otherwise due CONTRACTOR under this Contract any taxes or amounts required by applicable law to be withheld and paid to the appropriate taxing authorities and, OPERATOR shall provide CONTRACTOR with all receipts evidencing the payment to such authorities of the taxes or amounts so withheld.

                8.2 The payments provided for pursuant to Section 5 are exclusive of any value added taxes or sales/service taxes which may be imposed on such payments by the taxing authorities having jurisdiction. Subject to OPERATOR's right to verify that CONTRACTOR and its SUB-CONTRACTORS are registered in accordance with the appropriate section of the Trinidad and Tobago Value Added Tax Act; and the right to verify that such taxes apply to the payments made hereunder, and subject to OPERATOR's right to verify CONTRACTOR's payment of such taxes to the appropriate taxing authorities, OPERATOR shall pay CONTRACTOR the amount of such taxes upon receipt of invoice, including the amount of such taxes, which invoice is issued in compliance with the applicable tax laws. CONTRACTOR shall use its best efforts to avail itself of any and all exemptions from and/or reductions of such taxes.

                8.3 CONTRACTOR shall comply and shall use reasonable efforts to ensure that all SUB-CONTRACTORS comply, with all legal contractual and administrative requirements in relation to their status and presence in Trinidad, including, without limitation, registration for corporation tax and value added tax purposes. For the avoidance of doubt, CONTRACTOR will be registered for corporation tax and value added tax under the appropriate sections of the Government of the Republic of Trinidad and Tobago Income Tax Act and/or Corporation Tax Act and Value Added Tax Act for the duration of this CONTRACT and will provide OPERATOR satisfactory evidence to that effect. CONTRACTOR shall indemnify and hold harmless OPERATOR for any failure by it or its SUB-CONTRACTORS to comply with the requirements of this clause.

                8.4 For all personnel of CONTRACTOR and its SUB-CONTRACTORS, and all local personnel directly employed by CONTRACTOR and its SUB-CONTRACTORS in Trinidad in connection with CONTRACTOR's performance under this Contract, personal income tax obligations, including withholding tax, shall be the responsibility of CONTRACTOR. CONTRACTOR shall indemnify and hold OPERATOR harmless from any failure by it or its SUB-CONTRACTORS to calculate and collect this income tax and pay it directly to the applicable authorities. In no instance shall such personnel be considered to be employees of OPERATOR.

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 15 OF 22
================================================================================

                8.5 Any fines, interest, penalties or other costs incurred by CONTRACTOR or its agents, employees or SUB-CONTRACTORS for non-compliance by CONTRACTOR, its agents, employees or SUB-CONTRACTORS with the requirement of any LAWS shall be the sole responsibility of CONTRACTOR.

                8.6 CONTRACTOR shall indemnify OPERATOR against any and all costs including fines, interest, penalties and reasonable legal costs suffered or incurred by OPERATOR and resulting from CONTRACTOR's failure to comply with relevant taxation and import or custom duty requirements.

                8.7 CONTRACTOR shall be liable for and shall indemnify and hold harmless OPERATOR against any taxes, duties, levies, charges, and/or fees assessed in connection with the importation, sale or disposition of assets of CONTRACTOR, or assets of any SUB-CONTRACTOR and for the failure to export such previously imported assets or the assets of any SUB-CONTRACTOR following the conclusion of the work to be performed under this Contract. OPERATOR shall not be liable and OPERATOR shall not reimburse CONTRACTOR for any third party fees or charges in connection with such importation or exportation.

                8.8 CONTRACTOR acknowledges that it is aware that OPERATOR is anticipated to obtain a Minister's License under the Customs Act of the laws of the Republic of Trinidad and Tobago, which will provide for exemption from import duties in Trinidad in relation to imports associated with OPERATOR's offshore petroleum and exploration operations. CONTRACTOR undertakes to comply fully and to procure the compliance of all SUB-CONTRACTORS with all legal, contractual and administrative requirements of OPERATOR and any AGENCY and to provide accurate and timely information to enable OPERATOR to fully benefit from such exemption in connection with any imports associated with or linked to CONTRACTOR's performance under this Contract. CONTRACTOR shall indemnify and hold harmless OPERATOR for any failure by CONTRACTOR or its SUB-CONTRACTORS to comply with such requirements, which results in any imposition of import duties, penalties, interest or fines in respect of such imports.

CLAUSE 9.                 BANKRUPTCY OR LIQUIDATION

                          If the CONTRACTOR shall become bankrupt or insolvent, or have a receiving order made against it, or present a petition in bankruptcy or make an arrangement with or an assignment in favour of its creditors, or shall agree to carry out the CONTRACT under a Committee of Inspection of its creditors, or commence to be wound up (not being a member's voluntary winding up for the sake of reconstruction), or shall carry on its business under a receiver for the benefit of its creditors or any of them then the OPERATOR shall be at liberty either

                           (a) to suspend immediately all or any of the operations then in progress and to remove its property and the property of its SERVICE COMPANIES located on the DRILLING UNIT or in the possession of the CONTRACTOR, or

                           (b) to give such receiver liquidator or any other person in whom the CONTRACT may become vested the option of carrying out the CONTRACT

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 16 OF 22
================================================================================

                                    subject to his providing a guarantee in an amount to be agreed for the due and faithful performance of the CONTRACT without prejudice in either event to any right of action or remedy which shall have accrued or shall accrue thereafter to the OPERATOR, or

                           (c)      to terminate the CONTRACT upon the
                                    completion of the current operations then being performed. No further payments shall be due to the CONTRACTOR or its receiver other than those for work done prior to the said termination

CLAUSE 10.                FORCE MAJEURE

                          No failure or omission by either party to carry out or observe any of the stipulations, conditions or obligations to be performed hereunder shall, except as herein expressly agreed to the contrary, give rise to any claim against such party or be deemed to be a breach of the CONTRACT if such failure or omission arises from an event of force majeure.

                          An event of force majeure shall mean expropriation or confiscation, orders of governmental authority, acts of war (declared or undeclared), insurrection, rebellion or sabotage, civil disturbances, strikes (except of the CONTRACTOR'S or SUB-CONTRACTOR'S own workforce), actions of the elements (except waiting on weather in the field) or other causes beyond the reasonable control of the parties affected thereby but specifically excluding financial distress.

                          If by any reason of force majeure either party shall be prevented from executing or continuing to execute the CONTRACT, the party so prevented shall forthwith give notice in writing to the other party of such prevention and the reasons therefor. Except for the obligation to pay monies due under the CONTRACT, the obligations of the parties as have been thus affected shall be suspended for the duration of such prevention.

                          In the event that the CONTRACTOR is unable to carry out the DRILLING SERVICES by reason of force majeure the OPERATOR shall have the right to instruct the CONTRACTOR to remain on LOCATION or to move to a new LOCATION and the appropriate rate as set out in
                          SECTION 5 shall be payable.

                          In the event the OPERATOR does not exercise this right and the execution of the CONTRACT has been prevented for a period of not less than 28 days (during which period the Schedule 5.1 - FORCE MAJEURE a) Rate shall be payable by OPERATOR) then either party shall have the right to terminate the CONTRACT by giving twenty-one (21) days written notice to the other (during which period the Schedule 5.1 - FORCE MAJEURE b) Rate shall be payable by OPERATOR). Upon such notice being given the CONTRACT shall forthwith be terminated in respect of that operation or the whole of the CONTRACT according to the subject matter of the notice, but without prejudice to the claim of any party in respect of any antecedent breach thereof. In such event, OPERATOR shall pay the DEMOBILISATION FEE in accordance with the other provisions of this CONTRACT.

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 17 OF 22
================================================================================

CLAUSE 11.                FREEDOM FROM LIENS

                          Without prejudice to any other provision of the CONTRACT the CONTRACTOR shall hold harmless and indemnify the OPERATOR from and against all liens, attachments or claims by or on behalf of any of the CONTRACTOR'S suppliers, CONTRACTOR'S PERSONNEL or SUB-CONTRACTORS (or persons alleging to be suppliers, CONTRACTORS PERSONNEL or SUB-CONTRACTORS) in connection with or arising out of the CONTRACT.

CLAUSE 12.                CONTRACTOR TO MAINTAIN REPRESENTATION

                          For a period of not less than 2 years after the termination or completion of the CONTRACT howsoever arising the CONTRACTOR shall maintain representation in the Republic of Trinidad and Tobago through the services of a person, firm or corporation resident in the CONTRACT AREA. Such person, firm or corporation shall be empowered to act and shall have the right to receive summonses on behalf of the CONTRACTOR in any matter having reference to the business or affairs of the CONTRACTOR and arising out of or connected with the CONTRACT. Before appointing any such person, firm or corporation the CONTRACTOR shall obtain the prior approval of the OPERATOR thereto.

CLAUSE 13.                GIVING OF NOTICES AND PAYMENT OF FEES

                          The CONTRACTOR shall in connection with the CONTRACT give all notices and pay all fees and any other monies required to be given or paid under any Statute, Ordinance, Decree, Proclamation or any other Order or any other enactment or any regulations or By-law of any Local or other duly constituted authority having the force of law in the CONTRACT AREA and under the rules and regulations of all public bodies and public companies whose property or rights are affected or may be affected, provided always that the OPERATOR will repay or allow to the CONTRACTOR all such sums as OPERATOR'S REPRESENTATIVE shall certify to have been properly and necessarily payable and paid by the CONTRACTOR in respect of any such fees or monies the obligation for which does not exist at the date hereof, provided further that in respect of any such fees or monies the obligation for payment of which does exist at the date hereof but which ceases after the date hereof the CONTRACTOR shall repay or allow to the OPERATOR all such sums as OPERATOR'S REPRESENTATIVE shall certify are not properly payable by it or which if paid are refundable to it.

CLAUSE 14.                CONFIDENTIAL INFORMATION

                          All information obtained by the CONTRACTOR in the course or conduct of its services hereunder shall be considered confidential and shall not be divulged by the CONTRACTOR, its personnel or agents to any person, firm or corporation other than the OPERATOR'S designated representatives. CONTRACTOR'S report shall contain only such information as is authorised for release by the OPERATOR's representative. The obligations under this clause shall continue notwithstanding the completion or termination of the work under this CONTRACT.

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 18 OF 22
================================================================================

CLAUSE 15.                PUBLICITY

                          The CONTRACTOR shall not publish or permit to be published either alone or in conjunction with any other person any articles, photographs or other illustrations relating to the OPERATOR'S business generally or to the work hereunder, without prior reference to and approval in writing from OPERATOR. Such consent shall only apply to each specific application and relate only to that application. The accuracy of any information, which was not supplied directly by OPERATOR, shall be the absolute responsibility of the CONTRACTOR. As an exception to the requirement for reference to and approval of OPERATOR in respect to publications or the permitting of publications of any articles, photographs or other illustrations relating to the work hereunder, CONTRACTOR shall not be obligated to make such reference and obtain such consent if such publication is required, in CONTRACTOR's reasonable opinion, to be disclosed by applicable LAWS or stock exchange rules. In such event, CONTRACTOR shall inform OPERATOR prior to making such disclosure. The obligations of this clause shall continue notwithstanding the completion or termination of the work under this CONTRACT.

CLAUSE 16.                ASSIGNMENT AND SUB-CONTRACTING

                 16.1     Assignment

                          Except to wholly-owned subsidiary of CONTRACTOR capable of performing CONTRACTOR'S obligations hereunder the CONTRACTOR shall not without the prior written consent of the OPERATOR assign the CONTRACT or any part thereof or any benefit or interest therein or thereunder. Such consent shall not be unreasonably withheld. In the event of assignment to a wholly-owned subsidiary of CONTRACTOR, CONTRACTOR shall give prior written notice of the intended assignment and CONTRACTOR shall remain primarily responsible to OPERATOR for the obligations of the assignee which pertain to this CONTRACT and shall be liable for any and all obligations set forth herein in the event that such assignee fails to fulfil any obligation imposed on the CONTRACTOR herein.

                          OPERATOR may assign or sub-let the whole or part of its rights, liabilities and obligations to a wholly owned subsidiary of the BP Amoco plc upon the terms and conditions as those agreed between the parties hereto without the consent of the CONTRACTOR, and to any other party with the consent of the CONTRACTOR and such consent shall not be unreasonably withheld.

                 16.2     Sub-Contracting

                          The CONTRACTOR shall not enter into any sub-contract for the whole or any part of its obligations under the CONTRACT without the prior written consent of the OPERATOR and such consent if given shall not relieve the CONTRACTOR from any liability or obligation under the CONTRACT and the CONTRACTOR shall be responsible for the acts, defaults and negligence of any SUB-CONTRACTOR, its personnel or agents as fully as if they were the acts, defaults or neglects of the CONTRACTOR, its personnel or agents.

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 19 OF 22
================================================================================

                          The CONTRACTOR shall ensure that all its sub-contracts shall include provisions to the like effect as the provisions hereof. In addition the CONTRACTOR shall ensure that the SUB-CONTRACTOR'S personnel (where applicable) are made aware of, and follow the provisions for Fire and Safety Precautions and Emergency Procedures as set out in SECTION 4.

CLAUSE 17.                APPLICATION OF LAWS AND REGULATIONS

                          The CONTRACTOR shall comply with all laws, rules and regulations of Government or local or other authority which are effective at the date hereof or may in the future become applicable to the CONTRACTOR'S business, CONTRACTOR'S EQUIPMENT and CONTRACTOR'S PERSONNEL engaged in the operations hereunder. The CONTRACTOR shall promptly advise the OPERATOR of any such laws, rules or regulations with which it believes it is unable to comply.

                          The CONTRACTOR shall ensure that its PERSONNEL, SUB-CONTRACTORS and agents observe all such laws, rules and regulations and shall at the CONTRACTOR'S expense replace any CONTRACTOR'S PERSONNEL or SUB-CONTRACTOR'S personnel or agents whose conduct or behaviour may reasonably be considered by the OPERATOR to be in breach or conflict with such laws, rules or regulations.

CLAUSE 18.                SERVING OF NOTICES

                 18.1 Any notice in writing to be given hereunder to the OPERATOR shall be sent by hand, telex, facsimile or registered post to the OPERATOR to the at the following address:

                          BP TRINIDAD AND TOBAGO LLC

                          P.O. Box 714             or by handQueen's Park Plaza
                          Port of Spain            5 & 5A Queen's Park West
                          Trinidad, West Indies    Port of Spain, Trinidad

                          Attention:      THE CONTRACTS MANAGER

                          Telephone:      (868) 623-2862

                          Fax: (868) 627-7878

                 18.2 Any notice in writing to be given hereunder to the CONTRACTOR shall be sent to it by hand, telex, facsimile or registered post at its address stated in the CONTRACT or some address in the CONTRACT AREA stated by it to be in lieu thereof for the purpose of this sub-clause.

                          Chiles Offshore Inc.
                          11200 Richmond Avenue, Suite 490
                          Houston, Texas 77082-2618
                          Attention:      Mr. Chris Pinkard, Vice President

                          Telephone:      (713) 339-3777
                          Fax: (713) 339-3888

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 20 OF 22
================================================================================

                 18.3 Any such notice given by facsimile shall be deemed to have been received and shall take effect at the expiration of 24 (twenty-four) hours after the sending.

CLAUSE 19.                VARIATION AND WAIVER

                          No variation or waiver of any obligation hereunder shall be valid or effective unless confirmed in writing in the case of a variation by all parties and in the case of a waiver then by the party towards whom the obligation shall have been undertaken.

CLAUSE 20.                INDEPENDENT CONTRACTOR RELATIONSHIP

                 20.1 In the performance of the DRILLING SERVICES the CONTRACTOR shall be an independent Contractor with the authority to control and direct the performance thereof, but the DRILLING SERVICES shall be subject to the approval of the OPERATOR and be subject to a general right of inspection and any necessary supervision thereof which the OPERATOR may choose to exercise if necessary to secure the satisfactory completion thereof.

                 20.2 The actual performance and superintendence of the DRILLING SERVICES hereunder shall be by the CONTRACTOR but the OPERATOR REPRESENTATIVE shall at all times have access to all parts of the DRILLING UNIT for the purpose of inspecting the CONTRACTOR'S EQUIPMENT or observing tests or inspecting the DRILLING SERVICES in order to judge whether in the OPERATOR'S opinion the CONTRACTOR'S EQUIPMENT is complete and in an efficient operating condition and whether the DRILLING SERVICES are being performed by the CONTRACTOR in accordance with the provisions of this CONTRACT. In addition, operations shall be carried out at the request and in accordance with the instructions of the OPERATOR'S REPRESENTATIVE who shall inform the CONTRACTOR'S REPRESENTATIVE of the end result desired from any operation, but the CONTRACTOR shall have the entire responsibility for the proper and timely execution thereof.

                 20.3 The CONTRACTOR shall give all reasonable assistance to the OPERATOR'S REPRESENTATIVE in the performance of his duties. However, the presence of and/or inspection and/or supervision by the OPERATOR'S REPRESENTATIVE hereunder shall not relieve the CONTRACTOR of any of its obligations or responsibilities hereunder.

CLAUSE 21.                INFRINGEMENT OF PATENTS

                          The CONTRACTOR shall save harmless and indemnify the OPERATOR from and against all claims proceedings and liabilities for or on account of infringement or alleged infringement of any patent rights design trade mark or name or other protected right of any THIRD PARTY arising in connection with the use of any CONTRACTOR furnished equipment machinery materials or process and shall defend at its sole expense any and all such proceedings to which both parties are defendants. Both the CONTRACTOR and the OPERATOR shall at all times have the right to be represented respectively by their own counsel and to participate in the defence of any such proceedings if both shall be made parties defendant thereto. The CONTRACTOR

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 21 OF 22
================================================================================

                          shall give notice in writing forthwith to the OPERATOR of any such claims and proceedings as aforesaid and shall supply the OPERATOR with all information and documents in connection therewith as the OPERATOR may reasonably require.

                          The OPERATOR shall save harmless and indemnify the CONTRACTOR from and against all claims, proceedings and liabilities for or on account of infringement or alleged infringement of any patent rights, design, trade mark or name or other protected right of any THIRD PARTY arising in connection with the use of any OPERATOR or SERVICE COMPANY furnished equipment, machinery, materials or process and shall defend at its sole expense any and all such proceedings to which both parties are defendants. Both the OPERATOR and the CONTRACTOR shall at all times have the right to be represented respectively by their own counsel and to participate in the defence of any such proceedings if both shall be made parties defendant thereto. The OPERATOR shall give notice in writing forthwith to the CONTRACTOR of any such claims and proceedings as aforesaid and shall supply the CONTRACTOR with all information and documents in connection therewith as the CONTRACTOR may reasonably require.

CLAUSE 22.                PERMITS AND LICENCES

                22.1 CONTRACTOR shall be responsible for obtaining and maintaining all authorisations, permits and licenses necessary for the Work, which may be obtained in the name of CONTRACTOR, its SUB-CONTRACTORS, its vendors, and their respective employees. OPERATOR shall provide reasonable assistance to CONTRACTOR in that endeavour, if asked by CONTRACTOR.

                22.2 CONTRACTOR shall be responsible for obtaining all the necessary visas, customs clearances or other government authorisations required for moving CONTRACTOR's PERSONNEL or its SUB-CONTRACTORS' personnel into and out of the country having jurisdiction over the CONTRACT AREA, including without limitation work permits and tax exit certificates for such personnel. OPERATOR shall, if asked by CONTRACTOR, assist CONTRACTOR in obtaining such work permits. OPERATOR does not warrant that the authority having jurisdiction over work permits will issue any work permit.

CLAUSE 23.                APPLICABLE LAW

                          The CONTRACT shall be governed by and construed in accordance with the laws of the Republic of Trinidad and Tobago .

CLAUSE 24.                ARBITRATION

                          If any dispute or difference of any kind whatsoever shall arise between the parties hereto in connection with or arising out of the CONTRACT or any interpretation thereof which cannot be resolved by agreement between the parties hereto the same shall be determined in accordance with the Arbitration Act Chap. 5:01 of the laws of the Republic of Trinidad and Tobago. Arbitration proceedings shall take place in Trinidad unless otherwise agreed by the parties.

                                                                      SECTION 2
                                                         CONDITIONS OF CONTRACT
                                                                  PAGE 22 OF 22
================================================================================

CLAUSE 25.                EXCLUSION OF PREVIOUS CORRESPONDENCE

                          All previous correspondence, negotiations, representations, explanations, statements, promises or guarantees whether oral or written are hereby excluded from the CONTRACT.

CLAUSE 26.                AUDIT

                          The OPERATOR shall have the right to audit during normal business hours the relevant books and accounts of the CONTRACTOR at its address herein in relation to reimbursable items paid for by OPERATOR under the CONTRACT at any time until the expiry of twenty-four months following the settlement of the final account. Any incorrect payments made by OPERATOR shall be adjusted in accordance with the findings of the said audit. The CONTRACTOR shall make all relevant books and accounts available and give the auditors all reasonable assistance and ensure that its SUB-CONTRACTORS comply with such provisions.

CLAUSE 27.                SEVERABILITY

                          If any provision of this CONTRACT or any application thereof shall be determined to be invalid or unenforceable such invalidity or unenforceability shall not affect remaining provision of this CONTRACT and remaining provisions shall continue in full force and effect.

CLAUSE 28.                MORTGAGE OF THE RIG

                          THIS CONTRACT IS SUBJECT TO EACH OF THE RIGHTS AND REMEDIES OF THE SECRETARY OF TRANSPORTATION OF THE UNITED STATES OF AMERICA, AND HAS BEEN ASSIGNED TO THE SECRETARY UNDER A SECURITY AGREEMENT AND MORTGAGE, EACH EXECUTED BY THE CONTRACTOR AS SHIPOWNER IN FAVOR OF THE SECRETARY WITH RESPECT TO THE DRILLING UNIT. OPERATOR ACKNOWLEDGES THAT CONTRACTOR IS REQUIRED TO PROVIDE MARAD WITH A COPY OF THIS CONTRACT WITHIN TEN
                          (10) DAYS OF ITS EXECUTION.

                                    SECTION 3


                             CONTRACTOR'S INSURANCE

It is the intention that the OPERATOR and all Contractors working together to undertake the drilling operations should carry out their work in accordance with good oilfield and/or industry practice. It is recognised, however, that accidents and damage may from time to time occur. Such risks are to be covered in the following manner:-

1.                        PERSONNEL

                1.1. Employers' Liability or similar, including the local legal coverage in the CONTRACT AREA or any other jurisdiction, for which CONTRACTOR is obliged to pay benefits and including, but not limited to for example, Maritime Employer's Liability to provide transportation, maintenance and cure. Employer's Liability limit shall be in accordance with any applicable legislation but not less than US$2,000,000 each incident per person.

                          The underwriter shall, in addition, waive all rights of Subrogation against the other parties involved in the drilling operations.

2.                        EQUIPMENT


                2.1.      For equipment other than vessels:
                          All risks insurance with policy limits equal to the market value of the CONTRACTOR'S equipment.

                2.2.      For Vessels:

                          (a) Hull and Machinery Insurance (extended to cover all risks including Collision Liability) with policy limits equal to the replacement value of the vessels having a deductible not greater than US$250,000 each or 10% of the replacement value which ever is the lesser each and every loss.

                          (b) Protection and Indemnity Insurance with policy limits equal to the replacement value of the vessels.

                2.3.      For Fixed and Rotary Wing Aircraft

                          Hull insurance for the current or replacement value of each aircraft and covering any accident or damage thereto, howsoever caused.

                2.4.      Wreck and Debris:

                          Wreck and debris removal insurance coverage on the CONTRACTOR'S EQUIPMENT, vessels or aircraft as appropriate as per terms of sub clause 6.6 of SECTION 2 (Conditions of Contract).

                 2.5. War risk insurance coverage on the CONTRACTOR'S EQUIPMENT, vessels or aircraft as appropriate covered by the CONTRACT, if necessary.

                                                                      SECTION 3
                                                         CONTRACTOR'S INSURANCE
                                                                    PAGE 2 OF 2
================================================================================

                          CONTRACTOR'S EQUIPMENT, vessels or aircraft as appropriate covered by the CONTRACT, if necessary.

                          The underwriters shall, in addition, waive all rights of Subrogation against the other parties involved in the drilling operations and name OPERATOR and its SERVICE COMPANIES as Additional Assureds.

3.                        THIRD PARTY

                          Each Contractor shall carry:-

                          Comprehensive General Liability Insurance, including premises, operations, independent contractors, contractual and collision liability for any written agreement and coverage for the operation of the CONTRACTOR'S EQUIPMENT, vessels or aircraft as appropriate covered by the CONTRACT.

                          Bodily Injury       US $10,000,000 any one occurrence
                          Property Damage     US $10,000,000 any one occurrence

                          In addition for aircraft, aircraft Third Party Legal Liability including passenger, baggage and cargo (in the names of CONTRACTOR and OPERATOR) up to a combined single limit of US$80,000,000 (eighty million US Dollars) any one accident or occurrence, each aircraft.

                          The underwriters shall, in addition, waive all rights of Subrogation against the other parties involved in the drilling operations.

4.                        AUTOMOBILES

                          Comprehensive Automobile Liability Insurance covering all owned, hired and non-owned automotive equipment, including compliance with all local legislation on automobile insurance in the state or country in which the automotive equipment is being used.

                          The underwriters shall, in addition, waive all rights of Subrogation against the other parties involved in the drilling operations.

5.                        CERTIFICATES OF INSURANCE

                          Before commencing performance of this CONTRACT, CONTRACTOR shall furnish OPERATOR with Certificates of Insurance indicating:

                          5.1.    kinds and amounts of insurance as required.

                          5.2. insurance company and companies carrying the aforesaid coverage.

                          5.3.    effective and expiry dates of policies.

                                    SECTION 4


                            STATEMENT OF REQUIREMENTS




                                    CONTENTS


             1.        OBLIGATIONS OF THE CONTRACTOR

             2.        WORK TO BE PERFORMED BY THE CONTRACTOR

             3.        FACILITIES TO BE PROVIDED BY CONTRACTOR

             4.        THE CONTRACTOR'S EQUIPMENT

             5.        SAFETY

             6.        CONTRACTOR'S OTHER OBLIGATIONS

             7.        RESPONSIBILITIES OF THE OPERATOR

                       ATTACHMENT 1 - CHECK LIST OF RESPONSIBILITIES

                       ATTACHMENT 2 - REPORTING

                            STATEMENT OF REQUIREMENTS


CLAUSE            1       OBLIGATIONS OF THE CONTRACTOR

                          The CONTRACTOR shall carry out the DRILLING SERVICES and perform all its obligations under the CONTRACT with due diligence and care, in a good and workmanlike manner, in accordance with good drilling practices, without undue delays and in conformity in all respects with the terms and conditions of the CONTRACT.

                          CONTRACTOR shall be solely responsible for the operation of the DRILLING UNIT including, without limitation, supervising moving operations and the positioning of the DRILLING UNIT on LOCATIONS as required by OPERATOR, subject to Clause 4 of SECTION 2 of this CONTRACT, as well as such operations on board the DRILLING UNIT as may be necessary for the safety of the DRILLING UNIT.

CLAUSE            2       WORK TO BE PERFORMED BY THE CONTRACTOR

                          Consistent with the provisions of this CONTRACT, the CONTRACTOR shall:

                          2.1       Drilling

                                    Drill vertically or directionally, complete, suspend, plug and abandon or workover WELLS and carry out such other drilling operations on WELLS in accordance with the drilling and other programmes issued by or instructions given by the OPERATOR from time to time. The DEPTHS specified in such programmes are predictions and may be subject to change by the OPERATOR.

                                    The maximum depth shall not exceed 24,607 ft.

                          2.2       Casing and Tubing

                                    Run strings of casing, liner and tubing
                                    (hereinafter referred to as "Tubulars") as specified in the WELL programmes issued by the OPERATOR from time to time. The CONTRACTOR shall store, handle, run and land with such Tubulars in accordance with the OPERATOR'S procedures.

                          2.3       Recovery of Tubulars

                                    Whenever so requested by the OPERATOR
                                    endeavour to recover strings of Tubulars from a WELL.

                          2.4       Depth Measurement

                                    Keep an accurate measurement of the DEPTH in feet and record such DEPTHS on OPERATOR'S daily drilling report and on IADC-API Daily Drilling Report Forms. OPERATOR shall have the right at any time to require CONTRACTOR

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 2 OF 16
================================================================================

                                    to make check measurements of the DEPTH in such manner as OPERATOR may specify.

                                    Measure and make diagram sketch of all
                                    tubulars going into the hole with Inner
                                    Diameter and Outer Diameter and the fishing neck. Check to be made if fishing tools available to suit all sizes run in hole.

                          2.5       Specialised Operations

                                    Whenever so instructed by OPERATOR permit and assist SERVICE COMPANIES to carry out cementation, formation testing, stimulation, logging, diamond drilling, turbine drilling, coring, directional drilling, inspection and making up and/or pressure testing of tubulars or any other specialised operation.

                          2.6       Pressure Testing

                                    Carry out pressure testing of wellheads, casing strings, blow-out prevention equipment, casing cement jobs and other equipment specified by the OPERATOR in accordance with the procedures prescribed from time to time by the OPERATOR. The results of all such tests shall be noted on said OPERATOR'S Daily Drilling Report and on IADC-API Daily Drilling Report Forms. Provide charted recordings.

                          2.7       Drilling Fluid

                                    Make, condition and control drilling fluid in accordance with mud programmes issued from time to time by the OPERATOR, under the supervision of or in accordance with instructions given by the OPERATOR.

                          2.8       Cores

                                    Whenever required to do so by the OPERATOR'S
                                    REPRESENTATIVE to provide assistance in
                                    carrying out coring operations as required by the OPERATOR.

                          2.9       WELL Deviation Surveys

                                    Make deviation surveys with instruments
                                    listed in SECTION 7 whenever the OPERATOR may so require.

                          2.10      Care and Use of Tubulars

                                    (a)      properly handle, store and tally
                                             all Tubulars while in the
                                             CONTRACTOR'S possession.

                                    (b)      retain thread protectors on all
                                             Tubulars until instructed by
                                             OPERATOR to remove for cleaning and
                                             lubricating with API approved
                                             thread cleaning and thread
                                             lubricating compounds provided
                                             prior to running in the hole.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 3 OF 16
================================================================================

                                    (c)        check Tubular drift diameters
                                               with mandrels provided by
                                               OPERATOR or CONTRACTOR whenever
                                               so instructed by the OPERATOR and
                                               report any rejected joints in the
                                               IADC report.

                                    (d)        employ "Klampon" or equivalent
                                               Tubular thread protector provided
                                               by OPERATOR when handling
                                               Tubulars between the rack and the
                                               rig floor.

                          2.11      On LOCATION Inspection of OPERATOR'S
                                    MATERIALS

                                    Inspect visually for defects all OPERATOR'S
                                    MATERIALS before using them and notify the OPERATOR of any such defects apparent therein.

                                    Also verify the quantities and shortfall, if any, and pay attention to certification and inspection records (e.g. MSDS sheets for chemicals).

                          2.12      Work Period

                                    Operate the DRILLING UNIT on the basis of a 24 (twenty-four) hour day and a 7 (seven) day week without shutdown for holidays unless otherwise instructed by OPERATOR or unless required so to do in order to comply with the laws and regulations of the government or properly authorised local authority having jurisdiction over the CONTRACT AREA.

                                    Crew change periods shall be in accordance with Schedule 6.1 of SECTION 6 hereto.

                           2.13 Handling and Storage of OPERATOR'S MATERIALS and SERVICE COMPANY materials

                                    Whenever required by the OPERATOR (who shall not so require unreasonably, taking account of constraints of weather, availability of CONTRACTOR'S PERSONNEL, capacity of CONTRACTOR'S EQUIPMENT and space or weight limitations on the DRILLING UNIT) take on board in Trinidad or such other location designated by OPERATOR or unload OPERATOR'S MATERIALS and SERVICE COMPANY materials from OPERATOR'S work boats onto the DRILLING UNIT and store and handle OPERATOR'S MATERIALS and SERVICE COMPANY materials thereon. Whenever so required by OPERATOR (who shall not so require unreasonably as aforesaid) unload OPERATOR'S MATERIALS and SERVICE COMPANY materials from the DRILLING UNIT onto OPERATOR'S work boats or in Trinidad or such other location designated by OPERATOR.

                                    It is the responsibility of the CONTRACTOR to store and maintain records of such storage of all items of equipment and material loaded onto the DRILLING UNIT.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 4 OF 16
================================================================================

                           2.14 Documentation for OPERATOR'S MATERIALS and SERVICE COMPANY materials

                                    Acknowledge receipt and despatch of
                                    OPERATOR'S MATERIALS and SERVICE COMPANY materials in accordance with instructions laid down by OPERATOR from time to time. The CONTRACTOR shall exercise appropriate care towards all such materials and equipment, which have been left in its possession for safe storage by OPERATOR and SERVICE COMPANIES.

                          2.15      Materials and Logistics Support

                                    CONTRACTOR shall employ a fully qualified and experienced Materials/Logistics
                                    Supervisor who shall be approved by OPERATOR and shall be permanently based in Trinidad and shall be available at all times to arrange and supervise all CONTRACTOR'S EQUIPMENT and PERSONNEL movements. The Materials/Logistics Supervisor shall maintain day to day liaison with OPERATOR'S Base Manager in Trinidad in order that efficient and timely scheduling, loading and unloading of supply vessels and helicopter operations is maximised.

                                    CONTRACTOR shall at all times comply with OPERATOR'S instructions and requirements with regard to all materials and logistics operations including the import and export of EQUIPMENT, materials and supplies together with the movement of PERSONNEL. Such instructions, as aforesaid, shall be supplied to CONTRACTOR in writing and may be modified from time to time at OPERATOR'S discretion.

CLAUSE            3       FACILITIES AND SERVICES TO BE PROVIDED BY CONTRACTOR

                          Unless otherwise stated the CONTRACTOR shall at its cost and expense furnish all facilities and services necessary for the proper performance of its contractual obligations including but not by way of limitation:

                          3.1 Accommodation and messing for its PERSONNEL on the DRILLING UNIT to standard reasonably acceptable to OPERATOR.

                          3.2 Accommodation and messing for OPERATOR'S personnel, its trainees, its SERVICE COMPANIES' personnel on the DRILLING UNIT to the same standard provided by the CONTRACTOR for its PERSONNEL.

                          3.3 One room on the DRILLING UNIT shall be used exclusively as an infirmary and shall be designed and equipped to standards reasonably acceptable to OPERATOR together with adequate medical supplies. OPERATOR shall evacuate any casualties among the CONTRACTOR'S PERSONNEL on the DRILLING UNIT and the CONTRACTOR shall reimburse the OPERATOR there for up to the limit of the CONTRACTOR'S insurance. CONTRACTOR shall be entirely liable at its cost for any subsequent medical treatment.

                          3.4 CONTRACTOR shall provide paramedics to work a 28/28 rotation on board the DRILLING UNIT. Such paramedics shall be hired by CONTRACTOR

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 5 OF 16
================================================================================

                                    and paid for by the OPERATOR. During the term of this CONTRACT, CONTRACTOR shall use its best efforts to train a national to assume the role of paramedic, with the intent to build local capability and replace the expatriate paramedic with a national paramedic.

                          3.5 OPERATOR shall have the right to inspect such accommodation, messing and medical facilities at any time. The CONTRACTOR shall comply with OPERATOR's standard procedures in respect of safety and hygiene as the OPERATOR may issue from time to time.

                          3.6 CONTRACTOR shall provide two (2) Safety and Training Coordinators (STC) to work a 28/28 rotation on board the DRILLING UNIT. Such STC shall be hired by and paid for by the CONTRACTOR.

                          3.7 OPERATOR requires and CONTRACTOR shall provide free of charge suitable space and general support services, including but not limited to, communication equipment (telephone) and DRILLING UNIT Alarm system, air, water and electricity for the SERVICE CONTRACTOR'S equipment and installations as listed above.


CLAUSE            4       THE CONTRACTOR'S EQUIPMENT

                          The CONTRACTOR shall:

                           4.1      at the COMMENCEMENT DATE make the
                                    CONTRACTOR'S EQUIPMENT available to OPERATOR at the first LOCATION in the CONTRACT AREA.

                          4.2 prior to the COMMENCEMENT DATE give written evidence to the OPERATOR that the DRILLING UNIT has proper CERTIFICATION.

                          4.3 ensure that Classification and the said CERTIFICATION is maintained at CONTRACTOR'S cost and expense throughout the duration of the CONTRACT and any extensions thereto.

                                    In the event that during the continuance of the CONTRACT the said CERTIFICATION lapses then the CONTRACTOR shall use its best endeavours to have the DRILLING UNIT re-certified by the said Authorities for the remainder of the period of CONTRACT by means of on-site inspection, tests and trials (by the said Authorities) at a time or times agreed with the OPERATOR.

                          4.4 use its best endeavours to implement without delay, but after consultation with the OPERATOR, any alteration, replacement or other change to the DRILLING UNIT that may be required by any statute, ordinance, decree, proclamation or any other order or enactment or regulation or by-law of any local or duly constituted authority having the force of law in the CONTRACT AREA. All costs incurred by the CONTRACTOR in implementing such alterations as aforesaid shall be to its account.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 6 OF 16
================================================================================

                          4.5 give the OPERATOR an undertaking that at the COMMENCEMENT DATE, CONTRACTOR does not have knowledge of any damage or defects of the DRILLING UNIT and associated equipment, which would necessitate repairs to the DRILLING UNIT during the continuance of the CONTRACT.

                           4.6 upon request of OPERATOR, make available to OPERATOR all or any of the following:

                                    (a)      the environmental design criteria
                                             of the DRILLING UNIT.

                                    (b)      all records of surveys, repairs and
                                             modifications of a structural
                                             nature that have been made to the
                                             DRILLING UNIT since it was first
                                             launched.

                                    (c)      of the current and past official
                                             Marine Log Books pertaining to the
                                             DRILLING UNIT, records of Inclining
                                             Test Results of the DRILLING UNIT
                                             and any other records which have
                                             been made which report on the
                                             structural integrity and stability
                                             history of the DRILLING UNIT.

                                    (d)      authorisation from the CONTRACTOR
                                             to the Classification Society by
                                             whom the DRILLING UNIT is
                                             classified to enable the said
                                             Society to release to OPERATOR such
                                             details or information concerning
                                             the DRILLING UNIT as OPERATOR may
                                             request and which is available in
                                             the records of the said Society.

                          4.7 during the continuance of the CONTRACT maintain and repair the DRILLING EQUIPMENT to ensure that its performance meets the specifications quoted by the manufacturers and that the quantities of the said EQUIPMENT are maintained.

                          4.8 whenever so requested by the OPERATOR permit and give every assistance for an inspection of the CONTRACTOR'S EQUIPMENT to be carried out by the OPERATOR or its SERVICE COMPANY. The OPERATOR shall have the right to reject all or any of the CONTRACTOR'S EQUIPMENT so inspected and take such action, as it deems fit, pursuant to its rights and remedies described in clause 5.2 of Section 2 in regard to CONTRACTOR'S EQUIPMENT. The cost of inspection (if any) of the CONTRACTOR's EQUIPMENT rejected shall be a debt due to the OPERATOR from the CONTRACTOR.

                          4.9 prior to the COMMENCEMENT DATE arrange at its cost and expense for the CONTRACTOR'S in-hole equipment to be inspected by an independent tubular inspection service company approved by OPERATOR and make the certificates of inspection available to the OPERATOR. The OPERATOR shall have the right to reject any defective in-hole equipment so inspected and the CONTRACTOR shall at its cost and expense repair or replace such rejected items to the DS-1 appropriate standard, (DS 1 Level 4 for drill pipe and DS 1 Level 3 - 5 for drill collars and heavy weight drill pipe).

                          4.10 Arrange thereafter at the cost and expense of the parties as provided in Attachment 1 to Section 4, for all items of the CONTRACTOR'S in-hole equipment to be inspected by an independent tubular

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 7 OF 16
================================================================================

                                    inspection company, approved by the
                                    OPERATOR, at times to be agreed with the OPERATOR'S REPRESENTATIVE and at intervals as follows:

                                    (a)      Top Drive, saver subs and Bottom
                                             Hole Assembly, comprising drill
                                             collars, Hevi-Wate drill pipe and
                                             substitutes, at intervals of one
                                             WELL or more frequently as found to
                                             be necessary by the parties;

                                    (b)      Drill pipe and pup joints prior to
                                             each WELL.

                                    In the event of drill string failure during the aforesaid intervals the CONTRACTOR shall arrange at its cost and expense for an inspection to be made, as aforesaid, as soon as possible thereafter, at a time to be agreed with the OPERATOR'S REPRESENTATIVE. As a consequence of the inspection, the CONTRACTOR shall:

                                    EITHER

                                    (i)     repair or replace, at its cost and
                                            expense, items rejected as
                                            consequence of such inspection. If
                                            in the opinion of the OPERATOR'S
                                            REPRESENTATIVE the rejection of any
                                            item of the CONTRACTOR'S in-hole
                                            equipment jeopardizes the integrity
                                            of the well bore or results in
                                            unreasonably slow progress, then the
                                            provisions of clause 5.2 of SECTION
                                            2 (the Conditions of Contract) shall
                                            apply.

                                    OR

                                    (ii)     in the event that the CONTRACTOR
                                             can demonstrate, by reference to
                                             records or to the report of an
                                             OPERATOR approved independent
                                             company, that the rejection of any
                                             item of the drill string was caused
                                             by either the published performance
                                             limits of the drill string having
                                             been exceeded or by having been
                                             exposed to the deleterious effects
                                             of H2S and/or gases or liquids,
                                             during the performance of
                                             operations under this CONTRACT,
                                             then the CONTRACTOR shall repair or
                                             replace items rejected and the
                                             OPERATOR shall reimburse the
                                             CONTRACTOR for the cost of any
                                             additional inspection carried out
                                             in accordance with the foregoing
                                             and for the costs of repair or
                                             replacement of any item rejected in
                                             accordance with this sub-clause.

                                          For the purpose of this sub-clause,
                                          "inspection" shall include full
                                          inspection to T H Hill DS-1 Level 4
                                          for drill pipe and DS-1 Level 3 - 5
                                          for drill collars and heavy weight
                                          drill pipe. Drill collar connections
                                          (over 5" and including tools and subs)
                                          to incorporate stress relief features
                                          either stress relief grooves to API 7
                                          and API RP 7G or the "Drilco bore back
                                          box".

                                    The CONTRACTOR shall make the certificates and reports of all such inspections available to the OPERATOR.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 8 OF 16
================================================================================

                          4.11 At intervals of not longer than 6 (six) MONTHS arrange for magnetic particle inspection of its tongs, elevators, bails, upper string connections and other lifting equipment to be carried out at its cost and expense by an independent inspection company approved by the OPERATOR. The CONTRACTOR shall make all such inspection reports available to the OPERATOR and shall replace or repair at its cost and expense any item so rejected.

                          4.12 Whenever so requested by the OPERATOR'S REPRESENTATIVE in writing after the COMMENCEMENT DATE, and subject to the allocation between OPERATOR and CONTRACTOR of the costs and expenses being agreed to by the parties, supply and deliver to and operate all such further equipment, materials or modifications to the CONTRACTOR'S EQUIPMENT as the OPERATOR'S REPRESENTATIVE may require, which shall then be listed in SECTION 7 hereof and thereafter be deemed to be part of the CONTRACTOR'S EQUIPMENT.

                           4.13 Maintain on board the DRILLING UNIT at all times the following quantities and sizes of shale shaker screens:

                        SCALPER SHAKERS:                   MIN.         MAX.
                        ----------------                   ----         ----
                        12 mesh square single layer         15           30
                        20 mesh oblong single layer         20           40
                        40 mesh oblong single layer         20           40
                        60 mesh oblong single layer         20           40
                        80 mesh oblong single layer         20           40

                        LINEAR SHAKERS:
                        38 mesh Diamondback Plus            20           40
                        50 mesh Diamondback Plus            20           40
                        84 mesh Diamondback Plus            20           40
                        110 mesh Diamondback Plus           20           40
                        140 mesh Diamondback Plus           20           40
                        175 mesh Diamondback Plus           20           40
                        210 mesh Diamondback Plus           20           40

                           4.14 Importation and Exportation of CONTRACTOR'S EQUIPMENT and materials

                                    CONTRACTOR shall comply with OPERATOR's
                                    policy on the importation of machinery,
                                    equipment and materials to be used in
                                    OPERATOR's operations under this CONTRACT as stated in Schedule 4.1.hereto.

CLAUSE            5       SAFETY

                          5.1       Safety Precautions and Emergency Procedures

                                    (a)      The CONTRACTOR shall ensure that an
                                             organisation with defined authority
                                             and responsibility for all matters
                                             associated with the safety of the
                                             DRILLING UNIT and the DRILLING
                                             EQUIPMENT and the safety, health
                                             and welfare of the CONTRACTOR'S

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                   PAGE 9 OF 16
================================================================================

                                    PERSONNEL is maintained throughout the
                                    duration of the CONTRACT within the CONTRACT
                                    AREA. The CONTRACTOR shall appoint and
                                    clearly display on board the DRILLING UNIT the name of the person who is in overall charge of the DRILLING UNIT and who shall also be responsible for all matters related to the safety, health, welfare and environment associated with the CONTRACTOR'S PERSONNEL, the DRILLING UNIT and its activities.

                                    The procedures for making any change in the person in overall charge as aforesaid shall be clearly set out in the CONTRACTOR'S Operating Procedures and any change so made shall be recorded in the logbook of the DRILLING UNIT and the name of the person in overall charge so replaced shall immediately be removed from the place where it was clearly displayed as aforesaid and the name of the new person so appointed shall be substituted.

                           (b)      To the extent that they are neither
                                    inconsistent with nor less stringent than the CONTRACTOR'S rules, policies and procedures pertaining to the safety of CONTRACTOR'S PERSONNEL and the CONTRACTOR'S EQUIPMENT, the CONTRACTOR shall observe OPERATOR'S Safety regulations and comply with rules, regulations, and codes relating to equipment, personnel, communications, supply, transportation and safety practices as specified by the government bodies and institutions exercising jurisdiction in the CONTRACT AREA. The CONTRACTOR shall use its best efforts to obtain, if not provided by OPERATOR, and read and understand such rules and regulations as aforesaid.

                  5.2      Blowout and Fire Hazards

                           (a) The CONTRACTOR shall maintain certification of well control equipment and shall maintain said equipment in good operating condition during operations hereunder, and shall use all reasonable means to prevent fire or blowout and to protect the WELL. The CONTRACTOR shall deploy the blowout prevention equipment as instructed by the OPERATOR on all strings of casing during the DRILLING SERVICES and shall keep and maintain such equipment in good operating condition. The CONTRACTOR shall examine and test all blowout prevention devices in accordance with OPERATOR'S instructions and OPERATOR'S approved test procedures.

                                    Test results shall be noted on the relevant test report sheets in addition to the IADC-API Daily Drilling Report Form.

                                    The BOP stack and rubbers shall be inspected by an independent third party or supplier prior to the COMMENCEMENT DATE. In the event that the inspection is satisfactory the BOP shall be tested to close on a 3 1/2" drill pipe effectively. If the test is satisfactory the BOP shall be deemed to be accepted. If it fails the test then the replacement parts are to CONTRACTOR'S account.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                  PAGE 10 OF 16
================================================================================

                                    In the event that BOP is used for
                                    non-routine work during the CONTRACT, i.e.
                                    well control, stripping through, then
                                    OPERATOR shall pay for replacement
                                    consumable parts as necessary.

                           (b) In the event of kick, blowout or fire in any WELL, or if any WELL gets out of control in any manner, the OPERATOR'S REPRESENTATIVE shall have the right to assume complete control and supervise the work required to regain full control of the WELL. During such period the CONTRACTOR shall use its best endeavours to make its PERSONNEL and services available at the WELL; if the CONTRACTOR'S PERSONNEL are not available during any such period when the OPERATOR has assumed control the applicable Daily Rate specified herein shall be reduced by OPERATOR to reflect any savings made by the CONTRACTOR.

                                    In the event that a WELL being drilled
                                    hereunder shall blowout or crater, it is understood and agreed that the OPERATOR shall bear the entire cost and expense of killing the WELL or otherwise bringing it under control. Subject to the foregoing, all rights and indemnities otherwise granted herein shall remain unaffected.

                  5.3      Safety Management

                           (a) The CONTRACTOR shall carry out the DRILLING SERVICES and all other activities hereunder in a workmanlike manner with due regard for safety and shall comply with CONTRACTOR's Safety Management Systems and OPERATOR's bridging document. CONTRACTOR shall make available to the OPERATOR whenever the OPERATOR may so request, full documentation to include, but not by way of limitation, the following standards, instructions, procedures and records:

                                    - CONTRACTOR'S Safety Regulations,

                                    - Operating Procedures Manuals (detailing the operating limits of the DRILLING UNIT)

                                    - Emergency Procedures Manual,

                                    - Accident Reporting Procedure,

                                    - Work Permit Procedures,

                                    - records of drills, exercises and safety meetings

                                    - JSAs, Risk Assessments, ASAs, pre-Tour and
                                    Toolbox meetings.

                           (b) The CONTRACTOR shall designate persons who shall be responsible for the operation, maintenance and training of its PERSONNEL in the use of the fire control and safety equipment listed in Group l Section 'O' of
                                    Section 7 hereto and to this end shall
                                    arrange for exercises in DRILLING UNIT
                                    firefighting and evacuation to be carried out fortnightly by its PERSONNEL on

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                  PAGE 11 OF 16
================================================================================

                                    board the DRILLING UNIT and lifeboat drills to be carried out by all persons on board the DRILLING UNIT at weekly intervals.

                                    Additionally the CONTRACTOR shall ensure that all its PERSONNEL are issued with the OPERATOR'S instructions on safety issued from time to time and shall use its best endeavours to ensure that its PERSONNEL comply with such instructions. CONTRACTOR'S PERSONNEL shall meet weekly on the DRILLING UNIT to discuss the matters relating to safety and at which meetings the OPERATOR'S REPRESENTATIVE and SERVICE COMPANY personnel will attend.

                                    The CONTRACTOR shall make available to the OPERATOR minutes of all such meetings.

                           (c)      In the event that the CONTRACTOR'S
                                    standards, instructions or procedures in matters of safety do not exist or are inadequate or are in any such way not reasonably acceptable to the OPERATOR, then the OPERATOR may from time to time issue such standards, instructions or procedures as aforesaid which the CONTRACTOR shall observe and follow.

                           (d) The CONTRACTOR shall also provide OPERATOR with copies of documents concerning the operational safety of the DRILLING UNIT including but not by way of limitation accident reports, near-miss incidents and permits to work.

                           (e) The CONTRACTOR shall maintain an accurate daily "persons-on-board" list and next of kin details for all its PERSONNEL and maintain the list both on the DRILLING UNIT and at a shore base agreed between the parties hereto.

                           (f) The CONTRACTOR shall provide the OPERATOR with a copy of the CONTRACTORS Emergency Procedures Manual listing the responsibilities and procedures in case of emergency incidents.

                  5.4      Safety Policies and Reporting

                           CONTRACTOR agrees to keep open fires and stoves out of the derrick and tool houses adjacent to derrick floor and to prohibit and enforce its policy against its employees smoking on the rig floor, under the substructure, mud pit area, and other areas designated by the OPERATOR'S REPRESENTATIVE as "No Smoking" areas during the performance of any work hereunder. Smoking is prohibited in all areas of the DRILLING UNIT save the area on the DRILLING UNIT designated as a Smoking area.

                           CONTRACTOR ALSO AGREES TO CONFORM TO RECOMMENDATION ON ACCIDENT PREVENTION AND SAFE PRACTICES OF THE INTERNATIONAL ASSOCIATION OF DRILLING CONTRACTORS
                           (IADC) AND OPERATOR'S SAFETY REQUIREMENTS.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                  PAGE 12 OF 16
================================================================================

                           CONTRACTOR shall report all injuries, property and equipment damage causedby accident immediately to OPERATOR's REPRESENTATIVE on board. Within twenty-four (24) hours of occurrence of the accident CONTRACTOR shall provide a written report for the OPERATOR's HSE Manager. A complete accident investigation report will be submitted within forty-eight (48) hours of the occurrence.

                           CONTRACTOR acknowledges it is the policy of the OPERATOR to achieve and maintain a safe working environment free from the influence of alcohol and illicit drugs in order to assure the safety and protection of its employees, non employees, operations, assets and the localities in which it functions. CONTRACTOR will enforce its Drug and Alcohol Policy with respect to CONTRACTOR'S PERSONNEL and the personnel of its SUB-CONTRACTORS, which shall include provision that the possession, use, distribution or sale of illicit drugs or controlled substances in the work place is prohibited and that such personnel are forbidden from being under the influence of alcohol while on CONTRACTOR owned, leased or operated premises. CONTRACTOR agrees to conduct periodic searches and testing for such substances. The personnel of the OPERATOR and the SERVICE COMPANIES shall be subject to the OPERATOR's Drug and Alcohol Policy.

                           CONTRACTOR shall submit the following information on its safety performance each month:

                           1.   Total man hours worked (month/YTD)
                           2.   Total lost time accidents (month/YTD)
                           3.   Total lost time days (month/YTD)
                           4.   Total recordable accidents (month/YTD)
                           5.   Total first aid cases (month/YTD)

CLAUSE      6       CONTRACTOR'S OTHER OBLIGATIONS

                  6.1 CONTRACTOR not to start DRILLING SERVICES without Permission

                           The CONTRACTOR shall not at any LOCATION commence any DRILLING SERVICES until the OPERATOR'S REPRESENTATIVE has certified in writing on the IADC Report Form that the CONTRACTOR'S EQUIPMENT is acceptable and ready to commence the said SERVICES.


                  6.2      Training & Secondment of Nominees of OPERATOR by
                           CONTRACTOR

                           The CONTRACTOR hereby undertakes to accept for training on board the DRILLING UNIT such number of nominees of OPERATOR as the OPERATOR may request from time to time and the CONTRACTOR shall train such nominees as aforesaid in accordance with such conditions and in such categories as the OPERATOR may prescribe.

                           The OPERATOR shall not so request more than five such local personnel or nominees on board at any one time.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                  PAGE 13 OF 16
================================================================================

                  6.3      CONTRACTOR not to entice

                           The CONTRACTOR shall not at any time or in any manner nor for any purpose whatsoever entice either directly or indirectly any person employed by the OPERATOR or in the employment of any SERVICE COMPANY.

                  6.4      Moving Operations

                           Before any moving operations are undertaken the CONTRACTOR shall consult with the OPERATOR upon weather and other information available at the time but, notwithstanding Clause 4 of Section 2 of this CONTRACT, the responsibility for the decision to commence moving operations shall be the CONTRACTOR'S. Towing vessels provided by the OPERATOR shall be subject to approval of the CONTRACTOR. The OPERATOR shall provide to the CONTRACTOR if so requested the conditions of the charter party for such towing operations.

                  6.5      Inspection of CONTRACT AREA

                           The CONTRACTOR shall be deemed to be satisfied as to the nature of all existing harbours and means of transport or communication on the mainland of the CONTRACT AREA, and as to possible interruptions thereto and as to access to and from the CONTRACT AREA; to have made enquiries, examined and satisfied itself as to workyard sites and such depots and buildings as may be required for carrying out its obligations under the CONTRACT; to have made local and independent enquiries as to storms, prevailing winds and climatic considerations generally and other similar matters; to be satisfied as to the sources and means of obtaining adequate supplies of skilled and unskilled persons and all other things required for carrying out the CONTRACT; to have considered the possible effects on the carrying out of the CONTRACT that may be caused by the break down of communications or by reason of storms, prevailing winds and adverse climatic weather conditions which may arise at any time during the continuance of the CONTRACT within the CONTRACT AREA; to have examined the CONTRACT generally and to have obtained all necessary information on all matters whatsoever which may effect its performance thereof.

                           In the event that the CONTRACTOR does not satisfy itself on any of such matters as aforesaid this shall not relieve it from its obligations hereunder and shall not entitle it to any increase in any rate or charge under the CONTRACT nor to any compensation or amount whatsoever additional to such charges, and in the event of any claim under the CONTRACT or law being made by any party the CONTRACTOR shall be deemed to have so visited, examined and satisfied itself as aforesaid prior to the date hereof.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                  PAGE 14 OF 16
================================================================================

CLAUSE    7       RESPONSIBILITIES OF THE OPERATOR

                  The OPERATOR shall provide the following equipment, materials, supplies spare parts, services and personnel at its cost and expense unless stated otherwise.

                  7.1.     PERSONNEL

                           1. The OPERATOR'S REPRESENTATIVE and persons delegated by the OPERATOR to act on behalf of the OPERATOR'S REPRESENTATIVE from time to time.

                           2.       The OPERATOR'S technical specialists.

                  7.2.     SERVICES AND EQUIPMENT

                           1.       Specialist services.

                           2. Emergency medical evacuation services as available (on cost recoverable basis within the scope of CONTRACTOR'S insurances at OPERATOR'S option).

                           3a. Towing and positioning services in the CONTRACT AREA between LOCATIONs.

                           3b. Towing Services to an acceptable port at the conclusion of the DRILLING SERVICES.

                           4. Workboat supply service for all materials and a standby/workboat service.

                           5. Transport for CONTRACTOR'S PERSONNEL and SUB-CONTRACTOR'S personnel between
                                    OPERATOR'S designated point of embarkation on the mainland of the CONTRACT AREA and the DRILLING UNIT and between the OPERATOR'S point of embarkation in the Republic of Trinidad and Tobago and the mainland of the CONTRACT AREA for the purposes of routine crew change.

                                    In the event that crew changes are delayed for reasons of weather or non-availability of helicopter or damage to DRILLING UNIT which prevents a helicopter from landing, CONTRACTOR will arrange and OPERATOR will pay reasonable overnight hotel accommodation and meal costs and substantiated overtime costs.

                           6.       Offshore drilling permit(s).

                           7. Drilling site surveys, buoying and clearing of obstructions.

                           8. All marine and air transport of CONTRACTOR'S and OPERATOR'S items between OPERATOR'S designated marine and air supply bases and the DRILLING UNIT. OPERATOR shall select type of transport.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                  PAGE 15 OF 16
================================================================================

                           9.       All cementing services.

                           10. Mud engineer if required by OPERATOR (but CONTRACTOR will carry out routine mud testing and treatment).

                           11.      Mud logging service, if required by
                                    OPERATOR.

                           12.      Geological services.

                           13. Directional drilling service engineer and directional drilling equipment if required by OPERATOR.

                           14. Drilling water if required, except that CONTRACTOR'S water making unit can be used in cases of emergency.

                           15. Bits and other downhole tools not supplied by CONTRACTOR and listed in SECTION 7.

                           16.      Conductor pipe, casing, tubing and
                                    attachments, drive hammer, and all related handling tools.

                           17. Wellhead housings, casing hangers, seat protectors, pack-offs, wear bushings, corrosion cap and all associated running tools.

                           18.      Temporary and Permanent Guide Bases

                           19.      Cement and additives.

                           20. Mud chemicals and mud additives, including pallets if required by OPERATOR.

                           21.      Diesel fuel for use on the DRILLING UNIT.

                           22. Well test unit and associated equipment for production testing, including Separators and other test vessels.

                           23. Drill pipe and drill collars, Kellys or subs other than those listed in SECTION 7.

                           24. Stabilizers, hole openers, reamers and centralizers other than those listed in
                                    SECTION 7.

                           25.      Drill stem testing equipment.

                           26.      Radio equipment other than that listed in
                                    SECTION 7.

                                                                      SECTION 4
                                                      STATEMENT OF REQUIREMENTS
                                                                  PAGE 16 OF 16
================================================================================

                           27. Loading and unloading services at supply/ load out bases or heliport of all material and equipment of CONTRACTOR and OPERATOR.

                           28. Containers for disposal of refuse as well as transport to shore and disposal of same, except for liquid waste generated by CONTRACTOR.

                           29. Crude oil burner assemblies unless supplied by CONTRACTOR and listed under SECTION 7.

                           30. Navigation and positioning systems for siting the DRILLING UNIT.

                           31.      Diving and ROV Services if required by
                                    OPERATOR.

                           32. Potable Water in excess of water provided by the desalination unit on board the DRILLING UNIT.

                           33.      Fishing Tools.

                                  SCHEDULE 4.1.

      OPERATOR'S POLICY ON IMPORTATION OF MACHINERY, EQUIPMENT, & MATERIALS

CONTRACTOR shall comply with the provisions of OPERATOR's general policy on the importation of machinery, equipment, and materials by CONTRACTOR for use in OPERATOR's operations, specifically with respect to the procedure for Exemption from Customs Duty on Bills of Entry as set forth below.

PROCEDURE

EXEMPTION FROM CUSTOMS DUTY ON BILLS OF ENTRY

1.      Introduction

        Goods imported into Trinidad and Tobago are generally subject to customs duty at rates prescribed by tariff, and to Value Added Tax (VAT). The Customs Act (Act) provides for a total (or partial exemption as the case may be) exemption from such duty in respect of: (a) goods imported for temporary use and which are to be subsequently re-exported, and (b) such goods specified in the Third Schedule of the Act, which in any particular case are exempted by Order of the Minister responsible for Industry.
        Included among the goods generally qualifying for exemption are those items of machinery, equipment, and materials for exploration and extraction of minerals, including natural gas.

2.      General

        In order to make use of the exemptions granted, the following procedure is to be used when machinery, equipment, or materials are being imported into Trinidad and Tobago by CONTRACTOR:

        a. In the case of items being imported for a short time to perform a particular job and then be re-exported, these items should be imported under the exemption for goods imported for temporary use.

        b. In the case of all other items being imported by CONTRACTOR (including any consumables which must be imported while operations are in progress and which are going to be used up in Trinidad and Tobago and, as far as legally possible, subsequent spare parts for equipment, machinery, etc., previously imported into Trinidad and Tobago), these items should be imported under a Minister's License. For the purpose of OPERATOR obtaining a Minister's License, CONTRACTOR must submit full details of the goods to be imported to OPERATOR well in advance of the date of importation, and the goods are not to be landed in Trinidad and Tobago unless previously authorised by OPERATOR.

             If after OPERATOR has cleared CONTRACTOR's equipment and supplies into Trinidad and Tobago, CONTRACTOR desires to import additional material, equipment, supplies, tools, and other items for use in the Work, OPERATOR will endeavour to assist CONTRACTOR in such importation subject to Section 2 Clause 22 of the CONTRACT.

        c. In no circumstance whatsoever are any goods which have been imported under a Minister's License granted to OPERATOR be subchartered, loaned, sold, or otherwise disposed of to any other OPERATOR or person in Trinidad and Tobago without the prior written authorisation of the appropriate OPERATOR's Business Unit Leader. Each case will have to be discussed with Government of the Republic of Trinidad and Tobago ("GORTT") authorities to determine proper procedure.

                                  ATTACHMENT 1

                                       TO

                                    SECTION 4

                          CHECKLIST OF RESPONSIBILITIES

                                     JACKUP


            CHECK LIST OF RESPONSIBILITIES FOR SERVICES AND MATERIALS

                 PROVIDED BY OPERATOR (O) AND THE CONTRACTOR (C)

A.         DRILLING LOCATION
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Licences and consents to perform the
          operations, including suspension or abandonment.                                         O                O

2.        LOCATION survey to include marker buoys and side                                         O                O
          scan sonar, and soil borings.

3.        Rig positioning services including Satnav.                                               O                O

4.        Insurance underwriter representatives.                                                   C                C
                                                                                             --------------- ----------------


B.         TRANSPORTATION/HANDLING
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Helicopter or Marine transportation including emergency transportation for all personnel between designated point of embarkation and the DRILLING UNIT.
                                                                                                   O                O

2.        Marine transportation for equipment and spare parts between the OPERATOR'S shore
          base and the DRILLING UNIT.                                                              O                O

3.        Transportation of CONTRACTOR'S PERSONNEL and SUB-CONTRACTOR'S
          personnel to and from the point of embarkation designated by the
          OPERATOR and the CONTRACTOR'S base of operations or personnel's point of origin.
                                                                                                   C                C

4.        Immigration clearance for CONTRACTOR'S PERSONNEL and SUB-CONTRACTORS' PERSONNEL
                                                                                                   C                C

5.        In the event crew changes are delayed for reasons set out in sub-clause 7.2.5 of
          SECTION 4 for overnight hotel accommodation and meal costs including any overtime charges
                                                                                                   C                O

6.        Transportation of CONTRACTOR'S EQUIPMENT between the OPERATOR'S shore base or heliport and CONTRACTOR'S shore base
                                                                                                   C                C

7.        Dock and dockside facilities, labour and equipment for loading/unloading the
          OPERATOR'S MATERIALS or CONTRACTOR'S EQUIPMENT at the OPERATOR'S shore base (to include in storage).
                                                                                                   O                O
                                                                                             --------------- ----------------

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 2 OF 9
================================================================================


B.         TRANSPORTATION/HANDLING (CONT'D)
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
8.          Offloading facilities to transfer personnel and cargo from the
            OPERATOR'S supply vessel onto the DRILLING UNIT. No CONTRACTOR'S
            PERSONNEL or SUB-CONTRACTOR'S personnel will be to go on board the supply vessel for the purpose of loading or offloading cargo.
                                                                                                   C                C

9.          Tie up lines for mooring supply vessel to the DRILLING UNIT
            4" medium lay, 120-150 ft.

            First set
            Replacement set(s)                                                                     C                C
                                                                                                   C                O

10a.        Floating Hoses and couplings for transfer of bulk and liquid materials between supply vessels and the DRILLING UNIT.

            First Set                                                                              C                C
            Replacement sets                                                                       C                O

10b.        Check valve on hoses at both ends                                                      C                O

11.         a.     Transportation and containers for disposing of waste, contaminated
                   cuttings and fluids required.                                                   O                O
            b.     Containers for disposal of CONTRACTOR's liquid hazardous waste                  C                C

12.       Qualified and competent offshore radio and computer operator for 24 hour duty
          (trained for MAPS)                                                                       C                C

13.       Communications equipment (including satellite communication equipment) required for use on the DRILLING UNIT for communication with OPERATOR'S shore base
          (OPERATOR to pay for satellite calls made by or on behalf of OPERATOR)

          6 handheld radios with handsfree headsets
          4 handheld radios with handsfree headsets
                                                                                                   C                C
                                                                                                   C                O

14.       Standby Vessel                                                                           O                O

15.       Fenders for DRILLING UNIT                                                                C                C
                                                                                             --------------- ----------------


                                       2

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 3 OF 9
================================================================================

C.         SHORE BASE USED BY THE CONTRACTOR
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Office, warehouse and storage facilities CONTRACTOR'S EQUIPMENT and CONTRACTOR'S
          PERSONNEL                                                                                C                C

          Note: CONTRACTOR'S shore base shall be as close as possible to the OPERATOR'S shore base
                                                                                             --------------- ----------------

D.         DRY DOCKING/CERTIFICATION
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        For time in dock for statutory testing inspections or trials (but excluding
          moving time)                                                                             C                C

2.        Port fees, taxes, licences, import tariffs, pilotage fees, wharfage fees canal fees and cost of similar charges including any brokerage fees in respect of
          CONTRACTOR'S EQUIPMENT                                                                   C                C

3.        Customs Duties, import tariffs in respect of Trinidad and Tobago Regulations             O                O
                                                                                             --------------- ----------------


E.         THIRD PARTY SERVICES
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Diving equipment services and installation costs and R.O.V.                              O                O

2.        Drill stem testing tools and services                                                    O                O

3.        Electric well logging equipment and services                                             O                O

4.        Mud logging equipment and services                                                       O                O

5.        Mud engineering services and supervision                                                 O                O

6.        Geological/mud laboratory and test equipment                                             O                O

7.        Acidizing, fracturing and other specialist services                                      O                O

8.        Directional drilling equipment and services                                              O                O

9.        Cementing services using cementing unit provided on a "free placement" basis
                                                                                                   O                O

9a        Maintenance of cementing unit if provided by CONTRACTOR                                  C                C

9b        Maintenance of cementing unit if provided by OPERATOR                                    O                O
                                                                                             --------------- ----------------


                                       3

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 4 OF 9
================================================================================

E.         THIRD PARTY SERVICES (CONT'D)
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------

10.       Coring Services and equipment                                                            O                O

11.       Tubing and casing running services                                                       O                O

12.       Extra welders and welding material used on welding and cutting the OPERATOR'S
          equipment as authorised by the OPERATOR                                                  C                O

13.       Well completion services                                                                 O                O

14.       Well test equipment and services                                                         O                O

15.       Weather forecasting and reporting services                                               O                O

16.       Specialist services and equipment not designated herein but required for the
          operations                                                                               O                O

17.       Inspection of Top Drive, drill pipe, drill collars, other in-hole equipment as per Clause 4.10 SECTION 4.

          - Initial                                                                                C                C
          - Other and Routine                                                                      C                O

18        Space, assistance and services for SERVICE COMPANY personnel and equipment
                                                                                                   C                C


                                                                                             --------------- ----------------


F.         MATERIALS AND SUPPLIES
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Cement and cement additives                                                              O                O

2.        Mud chemicals and completion fluids                                                      O                O

3.        Fuel for DRILLING UNIT                                                                   O                O

4.        Lubes for DRILLING UNIT                                                                  C                C

5.        Casing and tubing dope (to be specified by OPERATOR)                                     O                O

                                                                                             --------------- ----------------

                                       4

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 5 OF 9
================================================================================

F.         MATERIALS AND SUPPLIES (CONT'D)
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
6.        Grease, pipe dope (friction factor 1 pipe dope) and lubricants (other than 4.
          above) for equipment supplied by CONTRACTOR                                              C                C

7.        Hydraulic fluid for blow-out preventers and control unit                                 C                C

8.        Drilling Water                                                                           O                O

9.        Potable water in excess of rated production capacity of water distillation unit
          installed on board.                                                                      O                O

10.       Drilling bits, diamond bits, and core heads                                              O                O

11.       Shale shaker screens (Refer Section 4, Clause 4.13)                                      C                C

12.       Repair and replacement parts for safety joint fishing jars and fishing tools,
          resulting from" in-hole" damage                                                          O                O

13.       Casing protectors for drill pipe
          - initial set                                                                            C                C
          - replacement set(s)                                                                     C                O

14.       BOP and riser consumables                                                                C                O

15.       Repair kits for: float valves, kelly cocks (upper and lower) and inside BOP's
                                                                                                   C                C
                                                                                             --------------- ----------------


G.         DRILLING EQUIPMENT AND UNIT
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        CONTRACTOR'S EQUIPMENT                                                                   C                C

2.        Fishing tools for CONTRACTOR's In Hole Equipment                                         O                O

3.        Tubing                                                                                   O                O

4.        Tubing handling equipment                                                                O                O

5.        3.1/2" drill pipe including drill collars and handling tools. (If specified by
          OPERATOR).                                                                               O                O

6.        Cementing heads                                                                          O                O



                                       5

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 6 OF 9
================================================================================

G.         DRILLING EQUIPMENT AND UNIT (CONT`D)
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------


7.        2 sets Elevators, tongs and handling tools for 30", 20"16", 113/4", 13 3/8", 9
          5/8" and 7" casing (As specified in Section 7 Part 2 only)                               O                O

8.        Drilling Jars                                                                            O                O

9.        36" and 26" Hole openers c/w spare cutters                                               O                O

9a.       Reamers and stabilisers                                                                  O                O

10.       Drill pipe wipers                                                                        C                C

11.       Fishing tools other than those described in 2 above                                      O                O

12.       Casing cutters & casing spears                                                           O                O

13.       Casing power tongs and hydraulic power unit                                              O                O

14.       Replacement and/or repair of any equipment when lost or damaged below the rotary
          table other than arising out of fair wear and tear.                                      C                O

15.       Mud pump fluid and power end parts and consumables
          Liner Sizes of 6" and 7" required                                                        C                C

          Mud pump fluid and power end parts and consumables                                       C                O
          Liner Sizes of 5 1/2" required

16.       Spares for choke manifold                                                                C                C

17.       Replacement of tubulars after inspection pursuant to SECTION 4 Clause 4.10 hereof
                                                                                                   C                C

20.       Maintenance and spare parts for all CONTRACTOR'S EQUIPMENT unless otherwise
          provided herein                                                                          C                C
                                                                                             --------------- ----------------



                                       6

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 7 OF 9
================================================================================

H.         WELL EQUIPMENT
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        All tubular goods, including conductor pipe, casing and tubing                           O                O

2.        Casing shoes, collars, baskets, centralisers float equipment, baffles,
          scratchers and all other such in-hole consumables                                        O                O

3.        Wellhead housings including casing hangers wear bushings and all such associated
          wellhead equipment.                                                                      O                O

4.        Valves, Xmas Trees and necessary tools and equipment for installation
                                                                                                   O                O

5.        All running and pressure testing tools for wellhead equipment supplied by the
          OPERATOR                                                                                 O                O

6.        Replacement and repair and all consumables for items provided under 5 above
                                                                                                   O                O

7.        Wellhead ring joint gaskets, other than those required for installation between
          items of the CONTRACTOR'S EQUIPMENT                                                      C                O

8.        Permanent and Temporary Guide Bases                                                      O                O
                                                                                             --------------- ----------------


I.         SAFETY
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Radio equipment for communication with tugs, supply vessels and helicopters
          including portable sets (See B. 13.)                                                     C                C

2.        Permits, licences required for operation of communication equipment.                     C                C

3.        First aid, infirmary, equipment and medical attention on board the DRILLING UNIT
          for all persons while on board                                                           C                C

3a        Paramedic on board the DRILLING UNIT (to be specified by OPERATOR, refer SECTION
          4, Clause 3.4)                                                                           C                O

3b        STC (EMT Basic) on board the DRILLING UNIT (refer SECTION 4, Clause 3.6)                 C                C

                                                                                             --------------- ----------------


                                       7

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 8 OF 9
================================================================================

I.         SAFETY
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
4.        Safety hats, safety boots, safety glasses, hearing protection, fire resistant
          clothing (Nomex), HLO fire resistant suit and gloves for CONTRACTOR'S PERSONNEL          C                C
          and SUB-CONTRACTOR'S Personnel

4a        PPE for synthetic oil-based muds and brine                                               C                O

5.        Fire fighting equipment as required to comply with the OPERATOR'S and government
          regulations                                                                              C                C

6.        Onshore medical services for CONTRACTOR'S and SUB-CONTRACTOR'S personnel
                                                                                                   C                C

7.        Refuelling system on the DRILLING UNIT for helicopter fuel, when requested by            O                O
          OPERATOR.

8.        Helicopter refuelling inspection kits and filters                                        C                C

9.        All necessary life saving and safety equipment to conform with regulations and
          requirements of the LAW and OPERATOR                                                     C                C

10        Fluorescent vest for HLO and banks men                                                   C                C
                                                                                             --------------- ----------------


J.         MISCELLANEOUS
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Helicopter deck as required by government regulations and to accommodate Super
          Puma helicopter or similar                                                               C                C

2.        All hand and power tools required for normal maintenance of the DRILLING UNIT
                                                                                                   C                C

3.        Office on the DRILLING UNIT for the OPERATOR'S Drilling Supervisors
                                                                                                   C                C

4.        Catering on board for all CONTRACTOR'S and SUB-CONTRACTOR'S personnel, plus 16
          OPERATOR'S personnel or SERVICE COMPANY PERSONNEL
                                                                                                   C                C
5.        Catering for all OPERATOR and SERVICE COMPANY PERSONNEL in excess of above at
          cost                                                                                     C                O

6.        Subsea T.V. System                                                                       O                O

7.        Replacement parts to Subsea T.V. System                                                  O                O
                                                                                             --------------- ----------------


                                       8

                                                      ATTACHMENT 1 TO SECTION 4
                                                  CHECKLIST OF RESPONSIBILITIES
                                                                    PAGE 9 OF 9
================================================================================

J.         MISCELLANEOUS (CONT'D)
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------

8.        On board entertainment, video, films, satellite TV.                                      C                C

9.        CONTRACTOR'S PERSONNEL and SUB-CONTRACTOR'S PERSONNEL
                                                                                                   C                C

10.       Additional personnel as requested by the OPERATOR employed by CONTRACTOR
                                                                                                   C                O

11.       Overtime for CONTRACTOR'S PERSONNEL authorised by the OPERATOR in writing
                                                                                                   C                O

12.       Survival Suits for use during helicopter flights for CONTRACTOR'S personnel and
          CONTRACTORS Service personnel                                                            O                O

13.       Waste disposal onshore                                                                   O                O

14.       Cargo baskets and containers for equipment supplied by OPERATOR                          O                O

15.       Mud laboratory test equipment for routine and testing and treatment. (See
          sub-clause 4.8.2 para 10).                                                               O                O

16.       Replacement of additional anchors, buoys and pennant wire                                C                C

17.       Burners                                                                                  O                O
                                                                                             --------------- ----------------

K.         THE VESSEL
                                                                                             --------------- ----------------
                                                                                              PROVIDED BY      TO ACCOUNT
                                                                                             --------------- ----------------
1.        Damage to or loss of DRILLING UNIT:                                                      C                C
          Inspection                                                                               C                C
          Repairs                                                                                  C                C
          Replacement                                                                              C                C
                                                                                             --------------- ----------------


                                  ATTACHMENT 2

                                       TO

                                    SECTION 4


                  REPORTING RESPONSIBILITIES OF THE CONTRACTOR

The following forms and reports shall be completed by the CONTRACTOR and handed over to the OPERATOR.

1.         The Daily IADC Tour Sheet
2.         Morning drilling report
3.         Drilling Parameters Record Charts (Drilling Recorder)
4.         Pit Level Indicator Chart
5.         Loading Notes and/or cargo manifests
6.         Drilling Unit & Drilling Equipment Inspection   (a) Safety
                                                           (b) General
7.         Testing of B.O.P. Equipment and Charted
8.         Accident/Near Miss Report
9.         Time Breakdown Report
10.        Bed/Meal Tickets
11.        Minutes of Safety Meetings
12.        Barge Engineer's Report
13.        Trip Sheet
14.        Trend indication while drilling - Torque and Drag and Pump Pressure
15.        Bottom Hole Assembly and Diagrams
16.        Circulating time on jars and thrusters
17.        Environment Emission Report

G.1        THE DAILY TOUR SHEET

           The Daily IADC Tour Sheet will be comprehensively filled in by the Drillers, checked on the DRILLING UNIT by the CONTRACTOR'S Toolpusher and by the OPERATOR'S REPRESENTATIVE or, by the latter's delegation, another OPERATOR'S Supervisor on board. Both the said Toolpusher and the OPERATOR'S REPRESENTATIVE on the DRILLING UNIT will sign the Daily Tour Sheet.

G.2        THE MORNING DRILLING REPORT

           This report shall be filled in every morning on the DRILLING UNIT by the OPERATOR'S Drilling Supervisor assisted by the CONTRACTOR'S Toolpusher. It shall contain a summary of the previous day's operations and shall be transmitted each morning at an agreed time to the OPERATOR'S onshore office.

G.3        DRILLING PARAMETERS RECORD CHARTS (DRILLING RECORDER)

           The main drilling parameters i.e. weight on bit, pump pressure, pump strokes per minute, R.O.P., rotary torque, R.P.M., will be recorded on a single chart. In the event of any failure of the Drilling Parameters Recorder the CONTRACTOR will give immediate notice to the OPERATOR'S REPRESENTATIVE of such failure. The OPERATOR'S Drilling Supervisor will be responsible for collecting the charts and sending them to the OPERATOR'S Office (Drilling Department).

G.4        PIT LEVEL INDICATOR

           This recorder shall always be connected during all operations from spud to release.

                                                      ATTACHMENT 2 TO SECTION 4
                                   REPORTING RESPONSIBILITIES OF THE CONTRACTOR
                                                                    PAGE 2 OF 3
================================================================================

           The CONTRACTOR will give immediate notice to the OPERATOR'S Drilling Supervisor of any failure of the Pit Level Indicator. The OPERATOR'S Drilling Supervisor will be responsible for collecting the charts and sending them to the OPERATOR'S Office (Drilling Department).

           MUD REPORT (Prepared by OPERATOR)

           The OPERATOR'S mud engineer will prepare a complete mud report for every WELL; this mud report will consist of:

           1   Daily Mud Report
           2   End of Phase Mud Report
           3   Mud Material used and transferred
           4   Usage and Cost per Interval

G.5        LOADING NOTES

           The CONTRACTOR shall prepare Loading Notes in respect of such of OPERATOR'S MATERIALS as are consigned to the OPERATOR from the DRILLING UNIT, and shall check receipts of such MATERIALS at the DRILLING UNIT against the Loading Note prepared by the OPERATOR or its SERVICE COMPANY and advise the OPERATOR'S REPRESENTATIVE forthwith of any discrepancies therein.

G.6        BED/MEAL TICKETS

           Any invoice sent to the OPERATOR in respect of beds or meals taken by the OPERATOR'S PERSONNEL or the SERVICE COMPANY PERSONNEL on the DRILLING UNIT shall be substantiated by daily vouchers clearly and properly completed by the CONTRACTOR and countersigned by OPERATOR'S Drilling Supervisor.

G.7         DRILLING UNIT AND DRILLING EQUIPMENT INSPECTION
           (A) SAFETY
           (B) GENERAL

           Inspection shall be carried out as directed by the CONTRACTOR's Rig Manager. After the OPERATOR'S Drilling Supervisor and the CONTRACTOR'S Rig Manager have conducted such inspections, the inspection forms shall be completed by the said Rig Manager in the presence of the said OPERATOR's Drilling Supervisor and signed by both parties.

G.8        PERIODIC TESTING OF B.O.P. EQUIPMENT

           Testing of the Blowout Preventers and associated equipment shall take place as directed by the OPERATOR'S Drilling Supervisor. The CONTRACTOR'S Toolpusher and OPERATOR's Drilling Supervisor shall sign the form after it has been completed by the CONTRACTOR's Engineer.

G.9        ACCIDENT/NEAR MISS REPORTS

           Whenever an accident or near miss occurs (as defined below) the CONTRACTOR shall immediately notify the OPERATOR'S REPRESENTATIVE and

                                                      ATTACHMENT 2 TO SECTION 4
                                   REPORTING RESPONSIBILITIES OF THE CONTRACTOR
                                                                    PAGE 3 OF 3
================================================================================

           as soon as possible thereafter deliver to the said REPRESENTATIVE an Incident Report on a form to be provided by the OPERATOR and completed by the CONTRACTOR.

           An accident is defined as an undesired event that results in harm to people, damage to property or loss to process. This includes all security accidents.

           A near miss is defined as an undesired event, which, although not actually resulting in loss, could have resulted, under slightly different circumstances, in harm to people, damage to property or loss to process.

G.10       TIME BREAKDOWN REPORT

           This form shall be filled in by the OPERATOR'S Drilling Supervisor on the DRILLING UNIT. There will be one such form per month per WELL.

           The Time Breakdown Report shall be signed by the CONTRACTOR'S REPRESENTATIVE and the OPERATOR'S Drilling Supervisor at a convenient time following the end of each WELL and/or each month. The time breakdown will be agreed by both parties before any invoice is presented to OPERATOR.

G.11       MINUTES OF SAFETY MEETINGS

           Minutes of Safety Meetings shall be supplied by CONTRACTOR to the OPERATOR for all Safety Meetings carried out on board the DRILLING UNIT. The CONTRACTOR shall sign the minutes as being correct and accurate.

G.12       BARGE ENGINEER'S REPORT

           Daily report on usage of bulk, fuel, water, liquid muds, helicopter fuel, anchor tension, environmental conditions and variable deckload.

G.13       TRIP SHEET REPORT

G.17       EMISSION REPORT

           To be completed monthly and sent to the OPERATOR's HSE Department.

                                    SECTION 5


                                RATES AND CHARGES

                                    PREAMBLES

5.1      GENERAL

         The Rates and Charges shall be fully inclusive of all costs, expenses, overheads and profit arising out of the provision of the DRILLING SERVICES, PERSONNEL and EQUIPMENT set out in Sections 1,2,3,4,6 and 7 hereof.

5.2      MOBILISATION AND DEMOBILISATION

         (a) MOBILISATION CHARGE shall be the amount payable for the MOBILISATION of the CONTRACTOR'S EQUIPMENT and CONTRACTOR'S PERSONNEL to the first drilling LOCATION in the CONTRACT AREA including

                  -       setting up a base in the CONTRACT AREA
                  -       towage,
                  -       air passages,
                  -       sea freight,
                  -       lighterage,
                  -       port dues,
                  -       pilotage,
                  -       wharfage,
                  -       cranage,
                  -       cargo handling,

                  until the agreed time and date that the legs are pinned at the first LOCATION.

                  Any time in excess of twenty-four (24) hours waiting on weather in the CONTRACT AREA shall be paid to CONTRACTOR at the Standby Rate.

         (b) DEMOBILISATION CHARGE shall be the amount payable for the DEMOBILISATION of the CONTRACTOR'S EQUIPMENT and CONTRACTOR'S PERSONNEL from a mutually agreed port in the CONTRACT AREA including

                  -       closing down a base in the CONTRACT AREA,
                  -       towage,
                  -       air passages,
                  -       sea freight,
                  -       lighterage,
                  -       port dues,
                  -       pilotage,
                  -       wharfage,
                  -       cranage,
                  -       cargo handling,

                  from the time the DRILLING UNIT is under tight tow from the mutually agreed port. Unloading of OPERATOR'S MATERIALS and SERVICE COMPANY equipment and materials at the Republic of Trinidad and Tobago or such other designated location shall be reimbursed at the DEPROVISIONING RATE.

                                                                      SECTION 5
                                                              RATES AND CHARGES
                                                                    PAGE 2 OF 7
================================================================================

                  Should the CONTRACTOR have continuing work for another operator in the waters of Trinidad and Tobago, or if another operator is paying for mobilization of the DRILLING UNIT from the waters of Trinidad and Tobago the DRILLING UNIT may, with the OPERATOR'S agreement, be left on the last LOCATION and the OPERATOR shall pay NIL rate. In such case the DEMOBILISATION CHARGE shall not apply. NIL rate shall apply if the move is delayed by the other operator.

         (c)      Standing Down/Re-mobilisation Charge

                  The CONTRACTOR will be paid a reimbursement for all actual costs reasonably and properly incurred by the CONTRACTOR in standing down at a port on the mainland of the CONTRACT AREA nominated by the OPERATOR, or, at the OPERATOR'S option, at the individual home bases of the CONTRACTOR'S PERSONNEL, and (as the case may be) in demobilising from said port or home bases the CONTRACTOR'S PERSONNEL as a direct consequence of the DRILLING UNIT being shutdown by reason of Force Majeure. Full supporting documents must accompany any invoice for this charge.

5.3      DAILY RATES

         All rates per day described hereunder refer to a day of 24 hours. For parts of a day all such daily rates shall be prorated to the nearest one-quarter hour.

         (a) The OPERATING RATE shall be the amount per day payable for the normal performance of the DRILLING SERVICES. The OPERATING RATE shall apply for normal operations from the COMMENCEMENT DATE until the DRILLING UNIT arrives at the mutually agreed port at the end of the term of the CONTRACT and all OPERATOR'S and SERVICE COMPANY equipment has been offloaded.

                  The OPERATING RATE shall not apply during provisioning, deprovisioning, stand-by, moving, or during any periods of shut down however caused.

                  In particular shutdown for revalidation of CERTIFICATION, compliance with regulations, or rejection of equipment shall be payable at nil rate.

                  Cessation of operations in order to slip, cut or change the drilling line, or routine lubrication for routine maintenance purposes as further described in clause 5.3(e) of this Section 5,up to 1/2 hour per shift per day, which cannot be safely and properly carried out without suspending the DRILLING SERVICES shall not be deemed to be shut down for the purposes of this sub-clause.

                  The OPERATING RATE shall apply in a similar manner at each subsequent LOCATION.

         (b) The PROVISIONING RATE/ DEPROVISIONING RATE shall be the amount per day applicable when the DRILLING UNIT is moored at anchorage or alongside a suitable quay in Pascagoula, Mississippi and the Republic of Trinidad and Tobago or such other designated location and the OPERATOR'S MATERIALS and SERVICE COMPANY EQUIPMENT are being loaded/ unloaded. The PROVISIONING RATE/ DEPROVISIONING RATE shall apply for such period in excess of fourteen (14) days for the Make Ready period described in Section 1, Clause 6.3.

                                                                      SECTION 5
                                                              RATES AND CHARGES
                                                                    PAGE 3 OF 7
================================================================================

         (c) The STANDBY RATE shall be the amount per day applicable when the DRILLING UNIT is fully manned and in a state of readiness to start or resume operations, during any period of delay or suspension of operations on account of

                  -    adverse sea or weather conditions
                  - waiting on OPERATOR'S orders or on OPERATOR'S MATERIALS or on SERVICE COMPANIES
                  - during wireline logging operations from the time the first logging tool passes through the rotary table until the last tool of the logging suite is retrieved through the rotary table
                  - failure of equipment provided by the OPERATOR or the SERVICE COMPANIES
                  -    any act or omission of OPERATOR or its SERVICE COMPANIES,

                  until such time as operations are resumed.

                  During such Standby the CONTRACTOR may, subject to the agreement of the OPERATOR, carry out maintenance or repairs to the CONTRACTOR'S EQUIPMENT.

                  In the event the CONTRACTOR is unable to jack up at the first LOCATION on account of weather conditions only, then the STANDBY RATE shall apply after twenty-four (24) hours from arrival of the DRILLING UNIT in the CONTRACT AREA. .

         (d) The MOVING RATE shall be the amount per day which shall apply from the time the DRILLING UNIT is under tight tow on completion of the WELL at the first LOCATION until the legs are pinned at the next LOCATION and similarly at subsequent LOCATIONS thereafter.

         (e) The REPAIR RATE shall be applicable during such times as there is a shutdown in operations for repairs to the DRILLING EQUIPMENT in the manner set out below:

         - REPAIR RATE applies for a cumulative ten (10) hours per MONTH shut down, unless such shutdown is for repairs not reasonably within the control of CONTRACTOR, in which case the REPAIR RATE shall be applicable for a cumulative thirty-six (36) hours per month, and
         -        thereafter at NIL Rate.

                  In the event that any such shutdown which is caused by or arises from the same incident shall continue from one month into the next, then for the purposes of this sub-clause the incident shall be treated as though it occurred in the same month.

                  For cumulative downtime less than ten (10) hours per calendar month, CONTRACTOR shall earn the incentive payment specified in Schedule 5.1.

                  Downtime for the following instances shall be considered normal drilling operations and shall not be considered as repair time:

                                                                      SECTION 5
                                                              RATES AND CHARGES
                                                                    PAGE 4 OF 7
================================================================================

                  Industry standard thirty minutes rig service per tour including, but not limited to, inspection of equipment, lubrication, repacking swivel or top drive, slipping and/or cutting drilling line, changing pump liners or swabs and routine top drive service.

         (f) The REDRILLING RATE being 75 percent of the OPERATING RATE shall apply during all time spent in redrilling the hole or during remedial work on the hole due to circumstances set out in Clause 6.4 of the Conditions of Contract.

         (g) The FISHING RATE being the amount per day applicable during all times when fishing operations (or sidetracking operations arising out of fish in the hole) are being carried out, starting from the time that normal drilling operations are interrupted on account of the need to begin fishing operations and continuing until such time as normal drilling operations are resumed. The Rate for all such fishing or sidetracking operations shall be either the OPERATING RATE or, in the event such operations are due to or arise out of the negligence of the CONTRACTOR or its PERSONNEL then the rate shall be 75% of the OPERATING RATE. In the event that sidetracking operations are being carried out at 75% of the OPERATING RATE then normal drilling operations shall be deemed to have been resumed when the depth is reached at which the said fishing operations occurred in the first place. 'Fishing operations' shall be deemed to include all operations incurred in attempting to remove a fish from the WELL or to push a fish to one side or to pick up a fish.

         (h)      The SHUTDOWN WITH CREW RATE being the amount per day quoted in
                  Schedule 5.1 which shall apply during all such time as the DRILLING UNIT has been shutdown and the DRILLING SERVICES have been suspended for any reason by the OPERATOR. The Rate shall include the CONTRACTOR'S costs in maintaining its PERSONNEL and of protective maintenance at the DRILLING UNIT.

         (i) The SHUTDOWN WITHOUT CREW RATE being the amount per day of the SHUTDOWN WITH CREW RATE less any savings effected by the CONTRACTOR in reducing the numbers of CONTRACTOR'S PERSONNEL to skeleton strength for caretaker purposes only. The OPERATOR shall give the CONTRACTOR 30 (thirty) days prior written notice of the application of this Rate, which shall be applicable for a period of not less than 30 (thirty) days.

                  In addition, the OPERATOR shall reimburse the CONTRACTOR the Standing Down/ Remobilisation Charge.

         (j) The FORCE MAJEURE a) Rate and the FORCE MAJEURE b) Rate shall be payable by the OPERATOR as provided in Section 2, Clause 10.

5.4      CHARGE FOR MEALS AND ACCOMMODATION PROVIDED BY CONTRACTOR

         This charge shall be the amount per man-day applicable for meals and accommodation provided by CONTRACTOR to OPERATOR'S and SERVICE COMPANIES' Personnel eating and/or staying overnight on the DRILLING UNIT in excess of 16 (sixteen) such Personnel per day. Where Personnel stay overnight on the DRILLING UNIT, the said Charge shall apply irrespective of whether the said Personnel are in fact each provided with no meals per day or one or two or three meals per day, and the substantiation for the application of this Charge shall be the daily "people on board" telex.

                                                                      SECTION 5
                                                              RATES AND CHARGES
                                                                    PAGE 5 OF 7
================================================================================

         Where Personnel are not staying overnight on the DRILLING UNIT, but have meals on board, the Casual Meal Rate shall apply.

5.5      PERSONNEL

         (a)      Additional Personnel

                  The CONTRACTOR shall be paid at the rates set out in Schedule 2 hereto for personnel additional to those listed in Section 6
                  Schedule 6.1 requested by the OPERATOR. CONTRACTOR shall provide additional supervisory personnel for familiarization of the crew and safety and supervision on the DRILLING UNIT, during the transition period through ninety (90) days after the COMMENCEMENT DATE. OPERATOR shall pay CONTRACTOR fifty percent (50%) of the rates, costs, and expenses for such additional personnel during such transition period, up to a maximum payment by OPERATOR of $150,000.

         (b)      Courses

                  The OPERATOR shall reimburse the CONTRACTOR for all costs and expenses in respect of travel, accommodation and subsistence reasonably and properly incurred by CONTRACTOR'S RIG STAFF who attend the OPERATOR'S or OPERATOR'S approved in-house required courses. Invoices for such reimbursement shall be supported by the requisite bills, tickets and other such substantiation as the OPERATOR may reasonably require.

         (c)      Replacement

                  Pending replacement of personnel the OPERATOR shall deduct from any monies due to the CONTRACTOR at the appropriate rate per day quoted in Schedule 5.2 for all days in excess of 7 (seven) days that such person shall not have been so replaced.

5.6      ADDITIONAL EQUIPMENT

         The OPERATOR shall reimburse the CONTRACTOR as follows for additional equipment provided after the COMMENCEMENT DATE:

         (a) The capital costs of modifications to the DRILLING UNIT or additional equipment purchased on the instructions of the OPERATOR shall be reimbursed to the CONTRACTOR in accordance with the provisions of sub-clause (b) hereunder.

         (b)      The agreed rental costs of listed equipment under the Schedule
                  5.3 hereto or if not listed the costs of materials or charges for hire of additional equipment or services required by the OPERATOR'S REPRESENTATIVE at net invoice cost, after deduction of all discounts plus an addition of 10% for all items not exceeding US$3,000 (three thousand dollars) and 6% on all items exceeding US$3,000 (three thousand dollars) to cover the CONTRACTOR'S additional costs, overhead charges and profit.

         (c) The costs of transport and shipping the further equipment and materials to the CONTRACT AREA.

                                                                      SECTION 5
                                                              RATES AND CHARGES
                                                                    PAGE 6 OF 7
================================================================================

         (d) An agreed rental rate to be incorporated in the Schedule 5.3 hereto covering CONTRACTOR'S operating and maintenance costs for each item on such additional equipment included in Section 7 hereof.

         The OPERATOR shall not reimburse the CONTRACTOR for any further equipment or materials supplied and delivered by it which the OPERATOR'S REPRESENTATIVE has not first requested in writing as aforesaid.

5.7      FIXED RATES

         The rates and charges specified in Schedule 5.1, 5.2 and 5.3 shall be fixed for the duration of the CONTRACT subject only to adjustments for documented normal and customary changes in CONTRACTOR'S operating costs, including but not limited to, all personnel related costs, catering, insurance, repair and maintenance, travel expenses, and third party towing charges in the fixed price demobilisation fees. CONTRACTOR shall use reasonable efforts to keep the operating costs in line with industry practice.

5.8      PAYMENT PROVISIONS

         5.8.1    Monthly Account and Invoicing

                  (a) Within the first fifteen (15) days of each MONTH the CONTRACTOR shall submit to the OPERATOR in triplicate a monthly account in respect of DRILLING SERVICES performed by it during the previous MONTH for which payment is due, and also in respect of services given and/or materials supplied (if any) for which payment is due.

                  (b) Such account shall be accompanied by one copy of the Time Breakdown Report and such other invoice support documents or information as the OPERATOR may reasonably require from time to time.

                  (c) Such account shall comprise one invoice for each WELL on which the DRILLING UNIT has operated during the previous MONTH.

                  (d) CONTRACTOR shall be responsible for ensuring timely receipt of invoices by the OPERATOR. OPERATOR will only pay CONTRACTOR's invoices submitted within two
                           (2) months of completion of the DRILLING SERVICES for a particular well under this CONTRACT, except for third party invoices which must be submitted within four (4) months of completion of the DRILLING SERVICES for a particular well. Invoices submitted more than two (2) months or four (4) months as the case may be, after completion of the DRILLING SERVICES for a particular well under this CONTRACT will be settled at the OPERATOR's discretion and may result in non-payment.

                  (e) Invoices shall be numbered serially and submitted to the OPERATOR at the following address, bearing the CONTRACT reference number and well description:

                                                                      SECTION 5
                                                              RATES AND CHARGES
                                                                    PAGE 7 OF 7
================================================================================

                           BP TRINIDAD AND TOBAGO LLC
                           CONTRACT:  C- 2600
                           WELL DESCRIPTION: (Well being drilled)

                           Marked for the attention of: THE INVOICE PROCESSING SUPERVISOR (Well Operations)

                           or other address as may be advised to the CONTRACTOR from time to time.

         5.8.2    Payments by the OPERATOR

                  (a) To the extent it is not disputed by the OPERATOR, the OPERATOR shall pay all invoices within 30 (thirty) days after receipt thereof to bank accounts nominated by the CONTRACTOR. In the event any undisputed invoices are not so paid by the OPERATOR within the said 30 (thirty) days, then the OPERATOR shall pay interest on such unpaid amounts at the rate of 10% per annum or pro rata thereof from the due date until paid. The bank account to which OPERATOR shall make payments under the CONTRACT shall be as follows:

                           BANK:

                           ACCOUNT:

                           Any change to the above details shall be the subject of a formal amendment to CONTRACT.

                  (b) In the event that the OPERATOR disputes an invoice or part thereof, the OPERATOR shall within 20 (twenty) days of receipt thereof notify the CONTRACTOR in writing of the invoice or part thereof so disputed and specifying the reason therefor. Payment of such disputed invoice or part thereof shall be withheld until settlement of the said dispute. Such payments so withheld shall not be subject to interest charges unless the original invoices as submitted by the CONTRACTOR are subsequently agreed by OPERATOR to be correct based solely on the original support documents or information provided.

                  (c) Payment by the OPERATOR of the CONTRACTOR'S invoices shall be without prejudice to the OPERATOR's rights subsequently to challenge the correctness thereof.

                  (d) Any expenditure of whatsoever nature incurred by the CONTRACTOR in connection with the CONTRACT for which responsibility has not been assumed in the CONTRACT by the OPERATOR shall be a cost to be borne by the CONTRACTOR.

                  (e) Payment by the OPERATOR of any account submitted by the CONTRACTOR shall not discharge or release the CONTRACTOR from any of its obligations under the CONTRACT or be deemed approval or acceptance of work covered by such account.

                  (f) All invoices shall be submitted in and payment made in US Dollars.

                                  SCHEDULE 5.1


                                RATES AND CHARGES


NAME OF DRILLING UNIT:...............................CHILES CORONADO

REF. NO.                DESCRIPTION OF RATE OR CHARGE                                                     AMOUNT US$

                        MOBILISATION - DEMOBILISATION

OFFSHORE EAST COST OF TRINIDAD
 1.        MOBILISATION                - direct to LOCATION                                        $3,600,000       Lump Sum

                                       - Via the Republic of Trinidad and Tobago                    $3,600,000      Lump Sum


 2.        DEMOBILISATION   - from the REPUBLIC of Trinidad and Tobago                             $2,800,000       Lump Sum


 3.        STANDING DOWN/ REMOBILISATION CHARGE                                                    NA

           DAILY RATES

 4.        OPERATING                                                                             $73,000 per day

 5.        PROVISIONING/ DEPROVISIONING                                                          $68,000 per day

 6.        STANDBY                                                                               $71,000 per day

 7.        MOVING                                                                                $71,000 per day

8.         REPAIR                                                                                85% of OPERATING RATE

9.         REDRILLING                                                                            75% of OPERATING RATE

10.        FISHING                                                                               75% of OPERATING RATE

11.        SHUTDOWN WITH CREW                                                                    $71,000 per day

12.        SHUTDOWN WITHOUT CREW                                                                 $71,000 per day

13.        FORCE MAJEURE                              a)                                         $71,000 per day
                                                      b)                                         $60,000 per day
14         REPAIR RATE INCENTIVE                                                                 $1000 per hour
           (Payable for each hour of repair time less
           than 10 hours per month)

                                                      SCHEDULE 5.1 TO SECTION 5
                                                              RATES AND CHARGES
                                                                    PAGE 2 OF 2
================================================================================


MISCELLANEOUS SERVICES FOR OPERATOR'S PERSONNEL

15.                     Meals and accommodation provided by
                        CONTRACTOR (in excess of 16 (sixteen)                                $60.00 per man per day per day
                        OPERATOR'S personnel)

                        Casual Meal Rate                                                     $15.00 per meal


16. The Rate per day for CONTRACTOR'S PERSONNEL who have been removed and who have not been replaced by the CONTRACTOR shall be a deduction of the amount of the rate in schedule 5.2 hereto for the person so removed for all days in excess of seven (7) days that such person shall not have been so replaced until such time as the said person so removed has been replaced.

                                  SCHEDULE 5.2
                                    RATES FOR
                             CONTRACTOR'S PERSONNEL

                                 (SEE NEXT PAGE)

TRINIDADIAN OPERATIONS
======================
               TITLE            TOTAL NUMBER *  ON BOARD  EXPATRIATE OR    WORK SCHEDULE    ANNUAL BASE
               =====            ==============  ========  ==============   =============    ============
                                                             NATIONAL                          SALARY
                                                             ========                          ======


EXPATRIATE
==========
Rig Manager                         2               1      Expatriate       28 On/28 Off     $  81,600

Assistant Rig Manager               2               1      Expatriate       28 On/28 Off         72,000

Rig Engineer (Barge Engineer)       2               1      Expatriate       28 On/28 Off         66,326

Safety & Training Coordinator       2               1      Expatriate       28 On/28 Off         46,290

Mechanic                            2               1      Expatriate       28 On/28 Off         58,035

Electrician                         2               1      Expatriate       28 On/28 Off         58,035

Crane Operator                      4               2      Expatriate       28 On/28 Off         48,363

Driller                             4               2      Expatriate       28 On/28 Off         59,417

             SUB-TOTAL              20             10
             =========              ==             ==
NATIONAL
========
Assistant Driller                   4               2      National         14 On/14 Off      $  35,000

Derrickman                          4               2      National         14 On/14 Off         28,000

Shaker Hand                         4               2      National         14 On/14 Off         26,500

Floorman                            12              6      National         14 On/14 Off         26,000

Assistant Electrician               2               1      National         14 On/14 Off         28,000

Motorman                            4               2      National         14 On/14 Off         28,000

Clerk/Radio Operator                2               1      National         14 On/14 Off         28,000

Storeman                            2               1      National         14 On/14 Off         25,000

Welder                              2               1      National         14 On/14 Off         30,000

Lead Roustabout                     4               2      National         14 On/14 Off         28,000

Roustabout                          12              6      National         14 On/14 Off         26,000

Steward                             2               1      National         14 On/14 Off         28,000

Night Cook                          4               2      National         14 On/14 Off         26,000

Utility Hand                        8               4      National         14 On/14 Off         24,000

             SUB-TOTAL              66             33
             =========              ==             ==
          TOTAL PERSONNEL           86             43
          ===============           ==             ==


** Rates are per position. This rate includes two persons, one for crew A, one for crew B. Does not include additional travel cost, if any and /or additional catering costs
==============================================================================


TABLE CONTINUED......

TRINIDADIAN OPERATIONS                  25%           37.2%
======================                  ===           =====
               TITLE             FOREIGN SERVICE   OVERHEAD &   TOTAL ANNUAL    DAY RATE WITH              CREW
               =====             ================  ===========  =============   ==============             ====
                                      PREMIUM       INSURANCE     COST PER     BURDEN PER PERSON  ADDITIONS/DAY/POSITION**
                                      =======       ==========    =========    =================  ========================
                                                      BURDEN       PERSON
                                                      ======       ======
EXPATRIATE
==========
Rig Manager                       $     20,400     $ 30,355      $  132,355       $  362.62            $  725.23

Assistant Rig Manager                   18,000       26,784         116,784          319.96               639.91

Rig Engineer (Barge Engineer)           16,582       24,673         107,581          294.74               589.48

Safety & Training Coordinator           11,573       17,220          75,082          205.71               411.41

Mechanic                                14,509       21,589          94,133          257.90               515.80

Electrician                             14,509       21,589          94,133          257.90               515.80

Crane Operator                          12,091       17,991          78,445          214.92               429.83

Driller                                 14,854       22,103          96,374          264.04               528.08

             SUB-TOTAL
             =========
NATIONAL
========
Assistant Driller                            -       13,020          48,020         131.56               263.12

Derrickman                                   -       10,416          38,416         105.25               210.50

Shaker Hand                                  -        9,858          36,358          99.61               199.22

Floorman                                     -        9,672          35,672          97.73               195.46

Assistant Electrician                        -       10,416          38,416         105.25               210.50

Motorman                                     -       10,416          38,416         105.25               210.50

Clerk/Radio Operator                         -       10,416          38,416         105.25               210.50

Storeman                                     -        9,300          34,300          93.97               187.95

Welder                                       -       11,160          41,160         112.77               225.53

Lead Roustabout                              -       10,416          38,416         105.25               210.50

Roustabout                                   -        9,672          35,672          97.73               195.46

Steward                                      -       10,416          38,416         105.25               210.50

Night Cook                                   -        9,672          35,672          97.73               195.46

Utility Hand                                 -        8,928          32,928          90.21               180.43

             SUB-TOTAL
             =========
          TOTAL PERSONNEL
          ===============

** Rates are per position. This rate includes two persons, one for crew A, one for crew B. Does not include additional travel cost, if any and /or additional catering costs
==============================================================================

                                    SECTION 6


                             CONTRACTOR'S PERSONNEL

6.1        PROVISION OF CONTRACTOR'S PERSONNEL

           The CONTRACTOR shall provide all CONTRACTOR'S PERSONNEL listed in
           Schedule 6.1 hereof in the numbers and categories referred to therein. Such numbers and categories shall not be exceeded or reduced without prior written approval of the OPERATOR and any change in the numbers and/or categories so approved shall be recorded by amendment to Schedule 6.1. Should the OPERATOR require the CONTRACTOR to provide additional PERSONNEL in excess of the full complement of CONTRACTOR'S PERSONNEL or SUB-CONTRACTOR'S personnel listed in Schedules 6.1 and 6.2 then the CONTRACTOR shall be reimbursed at the day rates included under SECTION 5. The CONTRACTOR shall give the OPERATOR'S REPRESENTATIVE the name and work history, education and training history including courses attended of such CONTRACTORS PERSONNEL including any person proposed as a replacement therefor. The OPERATOR may at its discretion approve or veto the provision of any such CONTRACTOR'S PERSONNEL by stating the reason therefor and may within fourteen (14) days of receipt of such histories notify the CONTRACTOR in writing of its approval or veto. Absence of such notification by the OPERATOR within fourteen (14) days shall constitute approval.

           The selection, replacement, hours of labour and remuneration of CONTRACTOR's PERSONNEL shall be determined by CONTRACTOR.

6.2        CONTRACTORS REPRESENTATIVE

           The CONTRACTOR shall provide a competent and authorised Representative who shall be nominated in writing and be acceptable to the OPERATOR. The CONTRACTOR'S REPRESENTATIVE shall be available at all times and shall be authorised to receive on behalf of the CONTRACTOR all directions and instructions in connection with the SERVICES from the OPERATOR'S REPRESENTATIVE.

           CONTRACTOR's REPRESENTATIVE shall be in charge of all CONTRACTOR's personnel and shall have authority to resolve all day to day matters which arise between OPERATOR and CONTRACTOR.

6.3        GENERAL

           The CONTRACTOR shall adhere to all labour standards and practices applicable to the CONTRACT AREA.

           All personnel provided by the CONTRACTOR in accordance with sub-clause 6.1 above, shall be deemed to be the employees of the CONTRACTOR and the CONTRACTOR shall be solely responsible for payment of salaries to such personnel.

           The CONTRACTOR shall meet all costs for its PERSONNEL, including but without limitation those associated with travel, accommodation, holiday and sickness throughout the duration of the SERVICES.

           The CONTRACTOR'S PERSONNEL shall be sufficiently conversant with the English language to enable the OPERATOR'S REPRESENTATIVE to issue instructions and to receive written and verbal reports in the English language and so that operations hereunder are not hampered or

                                                                      SECTION 6
                                                         CONTRACTOR'S PERSONNEL
                                                                    PAGE 2 OF 4
================================================================================

           endangered on account of language barriers. The radio and computer operator must be English speaking.

           The CONTRACTOR shall be responsible for all matters relating to rest periods for its personnel including inter alia the provision of a relief operating crew where the performance of the SERVICES as required by the OPERATOR so dictates.

6.4        TRAINING

           The CONTRACTOR shall ensure that all personnel proposed in compliance with the foregoing shall have undertaken courses in accordance with the CONTRACTOR'S operations manual and good oilfield practice and all OPERATOR required HSE training requirements.

6.5        MEDICAL CERTIFICATES

           The CONTRACTOR shall make available to the OPERATOR'S REPRESENTATIVE valid medical certificates stating that each person travelling to the DRILLING UNIT on behalf of the CONTRACTOR is fit to do so.

6.6        PERSONNEL RECORDS

           The CONTRACTOR shall keep medical records, wages books and time sheets and full records of the CONTRACTOR'S PERSONNEL. The CONTRACTOR shall keep details of its PERSONNEL'S next of kin on the DRILLING UNIT and at its shore base.

6.7        QUALIFICATIONS AND TRAINING OF CONTRACTOR'S PERSONNEL

           (a)       General

                     All CONTRACTOR'S PERSONNEL and SUB-CONTRACTOR'S personnel on board the DRILLING UNIT shall be required to have attended an Offshore Basic Fire Course and an Offshore Survival Course held at an OPERATOR approved training centre prior to working on board the DRILLING UNIT with refresher training every three years. Specialist training for helicopter refuelling crews and fire teams is also required. All costs incurred shall be to the account of the CONTRACTOR.

           (b)       Drilling Personnel

                     The CONTRACTOR shall prior to the COMMENCEMENT DATE ensure that the RIG STAFF shall have satisfactorily completed a well control procedure training course and have obtained a Well Pressure Control Certificate from a training establishment approved by IWCF or the relevant authorities in the CONTRACT AREA. The CONTRACTOR shall at its cost further ensure that the RIG STAFF shall attend refresher courses at such approved training establishments at intervals of not more than twelve months and maintain validity of certification for all RIG STAFF throughout the term of the CONTRACT and any extension thereto.

                     Whenever so requested by the OPERATOR the CONTRACTOR shall make available to the OPERATOR certificates evidencing such validity. The CONTRACTOR shall arrange, at regular weekly intervals, for on site training of its PERSONNEL engaged in drilling operations on the DRILLING UNIT in matters relating to health, safety, accident prevention and

                                                                      SECTION 6
                                                         CONTRACTOR'S PERSONNEL
                                                                    PAGE 3 OF 4
================================================================================

                     environmental protection and, in addition, prior to the commencement of specialised operations such as drill stem and production testing and radioactive logging. Minutes of meetings held to fulfil such training requirements shall be made available to the OPERATOR and shall be posted on notice boards on the DRILLING UNIT.

                     Notwithstanding the foregoing provisions, the CONTRACTOR'S RIG STAFF shall if required by OPERATOR attend the OPERATOR'S Pressure Control and HP and HT course. Such attendance if required shall take place at times and dates to be arranged between the CONTRACTOR and OPERATOR but in any case prior to the COMMENCEMENT DATE.

           (c)       Marine and Installation Personnel

                     The CONTRACTOR shall ensure that prior to the COMMENCEMENT DATE and throughout the continuance of the CONTRACT the Captain or the equivalent person but under a different title are properly qualified for their respective positions and experienced in carrying out their duties on the DRILLING UNIT.

                     The CONTRACTOR shall ensure that, (otherwise than in the event of total DRILLING UNIT evacuation on the instructions of the OPERATOR) there is always one person on board who is fully competent in respect of, and is designated responsible for, marine operations and calculation of deck loadings.

6.8        EMPLOYMENT OF LOCAL PERSONNEL AND RATES OF PAY

           The CONTRACTOR shall, if applicable to this CONTRACT, employ local labour subject to availability and suitability of qualifications and experience. The CONTRACTOR shall ensure early contact is made with the Trinidad authorities to ascertain its requirements in this regard.

           The CONTRACTOR shall comply with all relevant governmental rules, regulations and instructions with respect to the employment of local labour.

6.9        PASSPORTS AND VISAS

           The CONTRACTOR shall ensure that when appropriate all CONTRACTOR'S PERSONNEL are in possession of valid passports and shall obtain all visas and entry or other permits required to enable such CONTRACTOR'S PERSONNEL to proceed to and work in the CONTRACT AREA and shall assist such PERSONNEL in clearing immigration in Trinidad.

6.10       TRANSPORTATION

           The CONTRACTOR shall make its own arrangements and meet all expenses for the transport of all the CONTRACTOR'S PERSONNEL to and from and within the CONTRACT AREA other than between the DRILLING UNIT and the OPERATOR'S designated crew change location in the CONTRACT AREA.

6.11       REMOVAL OF PERSONS PROVIDED BY THE CONTRACTOR AND THE SUB-CONTRACTORS

           At the instruction of the OPERATOR in writing the CONTRACTOR shall remove from duties hereunder or lawfully secure such removal of any of the CONTRACTOR'S PERSONNEL who is unacceptable to the OPERATOR.

                                                                      SECTION 6
                                                         CONTRACTOR'S PERSONNEL
                                                                    PAGE 4 OF 4
================================================================================

           OPERATOR shall state the reason for such removal in the written instruction.

6.12       REPLACEMENT OF PERSONS REMOVED BY THE CONTRACTOR

           The CONTRACTOR shall forthwith at its cost and expense replace any such person removed under the provisions of sub clause 6.11 hereof such replacement being a person qualified and capable of performing in an efficient manner the duties of any such person being replaced. This sub-clause shall also apply to CONTRACTOR'S PERSONNEL leaving of their own volition.

6.13       RESTRICTION AS TO DRUGS AND ALCOHOLIC LIQUORS

           The CONTRACTOR shall not except for bona fide medical purposes, sell, barter, give, dispense or otherwise dispose of any drugs or alcoholic liquors to any person at the LOCATION, shall prohibit any such sale, barter, gift, dispensation or other disposal to be made by any of the CONTRACTOR'S PERSONNEL.

6.14       RECOGNISED FESTIVALS AND RELIGIOUS AND OTHER CUSTOMS

           The CONTRACTOR shall at all times and in all respects in all dealings with the CONTRACTOR'S PERSONNEL observe and pay full deference to all recognised festivals and religious or other customs.

6.15       DISORDERLY CONDUCT

           The CONTRACTOR shall take all requisite precautions and use his best endeavours to prevent any riotous or unlawful behaviour by or amongst any of the CONTRACTOR'S PERSONNEL.

6.16       BRIBERY

           The CONTRACTOR shall not make or offer any bribe or any gift, gratuity, reward, commission or other inducement in money or of any description whatsoever to any person in the employment of the OPERATOR or SERVICE COMPANIES.

6.17       REPATRIATION OF CONTRACTOR'S PERSONNEL

           The CONTRACTOR shall, pending the repatriation of any of the CONTRACTOR'S PERSONNEL maintain such CONTRACTOR'S PERSONNEL in a proper manner until such time as they shall have left the CONTRACT AREA and in default thereof the OPERATOR may maintain and repatriate such CONTRACTOR'S PERSONNEL and recover the cost thereof from the CONTRACTOR.

6.18       SAFETY

           The CONTRACTOR shall provide its personnel with protective clothing and safety equipment identifying them as the CONTRACTOR'S PERSONNEL to designs approved by the OPERATOR for offshore working conditions in the CONTRACT AREA.

                              SCHEDULE 6.1 AND 6.2


         INITIAL STAFFING OF CONTRACTOR'S AND SUB-CONTRACTOR'S PERSONNEL

     TRINIDADIAN OPERATIONS
     ----------------------
                  TITLE                   TOTAL NUMBER*      ON BOARD    EXPATRIATE OR       WORK SCHEDULE
                  -----                   ------------       --------    -------------       -------------
                                                                            NATIONAL
                                                                            --------
     EXPATRIATE
     ==========
     Rig Manager                                2               1          Expatriate         28 On/28 Off
     Assistant Rig Manager                      2               1          Expatriate         28 On/28 Off
     Rig Engineer (Barge Engineer)              2               1          Expatriate         28 On/28 Off
     Safety & Training Coordinator              2               1          Expatriate         28 On/28 Off
     Mechanic                                   2               1          Expatriate         28 On/28 Off
     Electrician                                2               1          Expatriate         28 On/28 Off
     Crane Operator                             4               2          Expatriate         28 On/28 Off
     Driller                                    4               2          Expatriate         28 On/28 Off
     Paramedic                                  2               1          Expatriate         28 On/28 Off
     =========                                  =               =
                SUB-TOTAL                      22               11
                =========                      ==               ==

     NATIONAL
     ========
     Assistant Driller                          4               2          National           14 On/14 Off
     Derrickman                                 4               2          National           14 On/14 Off
     Shaker Hand                                4               2          National           14 On/14 Off
     Floorman                                  12               6          National           14 On/14 Off
     Assistant Electrician                      2               1          National           14 On/14 Off
     Motorman                                   4               2          National           14 On/14 Off
     Clerk/Radio Operator                       2               1          National           14 On/14 Off
     Storeman                                   2               1          National           14 On/14 Off
     Welder                                     2               1          National           14 On/14 Off
     Lead Roustabout                            4               2          National           14 On/14 Off
     Roustabout                                12               6          National           14 On/14 Off
     Steward                                    2               1          National           14 On/14 Off
     Night Cook                                 4               2          National           14 On/14 Off
     Utility Hand                               8               4          National           14 On/14 Off
                SUB-TOTAL                      66               33
                =========                      ==               ==
             TOTAL PERSONNEL                   88               44
             ===============                   ==               ==


                                  SCHEDULE 6.3
                LIST OF MODIFICATION TO BE PROVIDED BY CONTRACTOR

      AMORTIZATION PERIOD:           3 years
      --------------------
      AMORTIZATION RATE:             15%
      ------------------

                                                                                    RESIDUAL                          BP        BP
                                                                                       VALUE       RESIDUAL    AMORTIZED     DAILY
NO.                                   ITEM                                    COST      RATE          VALUE       AMOUNT      RATE
----------------------------------------------------------------------------------------------------------------------------------
A.   EXPLORATORY WELLS
--   -----------------
1    25,000' 5-1/2" S-135 drill pipe with HT 55 connections, 7" OD x
     3-3/4" ID                                                          $1,447,635       50%        723,818    $ 723,818    ($821)
1A   Credit for 5" DP on Rig Now (18,000' X $20/ft.)                     (360,000)        0%              -   $(360,000)       408

2    30 joints of 5-1/2" Spiral-wate drill pipe with HT 55 conn.         $ 128,220       50%         64,110     $ 64,110      (73)

2A   Credit for 5" HW on Rig Now (30 jts. X $1,500 each)                  (45,000)        0%              -   $ (45,000)        51

3    All subs and accessories for above, including inspections              91,100       50%         45,550       45,550      (52)

4    Miscellaneous handling tools, rams, etc. for above                    167,650       50%         83,825       83,825      (95)

5    Freight, 18 loads tubulars @ 1,800.                                    32,400       50%         16,200       16,200      (18)

6    Relocate Schlumberger logging unit to port leg
                                                                           200,000      100%        200,000            -         -
7    Relocate cement unit to centerline under elevated piperack            100,000      100%        100,000            -         -

8    Reroute exhausts to aft of port leg                                   150,000      100%        150,000            -         -

9    Extra high pressure washdown equipment                                 10,000      100%         10,000            -         -

10   Trash Compactor                                                        18,000      100%         18,000            -         -

11   Additional man rider air hoist under floor                             25,000      100%         25,000            -         -

12   International spare parts inventory                                   500,000      100%        500,000            -         -

13   21-1/4" 5M double ram with 21-1/4" 5M Bag (option rental)             850,000       50%        425,000      425,000     (482)

14   Maximum quarters capacity (100 preferred)                             200,000       50%        100,000      100,000     (113)

15   UV Purifier                                                            15,000      100%         15,000            -         -

16   Crane Rests (Reinstall)                                                 5,000      100%          5,000            -         -

17   Rig LAN and CORIS and Satellite                                       125,000       50%         62,500       62,500      (71)

18   Flare Boom Stanchions                                                  25,000      100%         25,000            -         -

19   Thru hull dump                                                         10,000      100%         10,000            -         -

20   Change Name of rig to Chiles Coronado                                  20,000      100%         20,000            -         -

21   Site specific survey and analysis                                      25,000      100%         25,000            -         -
                                                                      ------------------------------------------------------------
                                   SUB-TOTAL                            $3,740,005        NA     $2,579,003   $1,116,003  $(1,266)
                                                                      ------------------------------------------------------------

B.   KAPOK DEVELOPMENT PROGRAM
--   -------------------------
22   Increase base oil storage to 1,000 bbls.                              100,000       75%         75,000       25,000      (28)

23   Increase mud capacity by 800 bbls.                                    175,000       75%        131,250       43,750      (50)

24   Add 2 each 700 bbl. Brine storage tanks - 1,400 bbls. Total           150,000       75%        112,500       37,500      (43)

25   P-Quip Super Mud Bucket                                                45,000       75%         33,750       11,250      (13)

26   2 anchor winches, fairleads, buoys, anchors, racks, etc.              400,000       50%        200,000      200,000     (227)

27   Relocate welding shop                                                  20,000      100%         20,000            -         -
                                                                      ------------------------------------------------------------
                                   SUB-TOTAL                             $ 890,000        NA      $ 572,500    $ 317,500   $ (360)
                                                                      ------------------------------------------------------------
                                     TOTAL                              $4,630,005        NA     $3,151,503   $1,433,503  $(1,626)
                                                                      ============================================================

NOTES:
------

1 If contract terminates earlier than three (3) years for any reason, BP will owe the Unamortized principal balance

2        Above included in contract rates

                                    SECTION 7

                                     PART I


                     DRILLING UNIT, EQUIPMENT, SUPPLIES AND

                    SERVICES TO BE PROVIDED BY THE CONTRACTOR

                                 (SEE NEXT PAGE)

                      CHILES CORONADO JACKUP DRILLING UNIT

--------------------------------------------------------------------------------

      The CHILES CORONADO is a LeTourneau Super 116 jackup mobile offshore drilling unit, designed by LeTourneau, Inc., Longview, Texas. The unit is classed by the American Bureau of Shipping (ABS) and complies with the IMO MODU Code. A cantilevered drilling structure and substructure allows the unit to drill or workover wells on existing fixed production platforms. The CHILES CORONADO is designed to work in water depths as shallow as 16 feet and up to 360 feet. Fully air-conditioned quarters can accommodate a crew of 94.

A.                        GENERAL DESCRIPTION

--------------------------------------------------------------------------------

      Type:                    LeTourneau Super 116 Class Independent Leg Cantilever Jackup
      Builder:                 TDI Halter Marine   -   Pascagoula, MS
      Year Built:              1999
      Class:                   ABS Maltese Cross A1 Self-Elevating Mobile Drilling Unit, 1996 Rules.
                               IMO MODU Code for the Construction & Equipping of Mobile Offshore
                               Drilling Units, 1989
      Flag:                    Panama
      Elevating System:        LeTourneau Electric Rack and Pinion Jacking System


           1.        Principal Dimensions
                     Length Overall                               243'-0"
                     Breadth                                      206-'0"
                     Depth of Hull                                 26'-0"
                     Length of Legs                               477'-0"
                     Spud Tank Diameter                           46 "-0"


           2.        Hull Draft and Displacement
                     Lightship Draft - Minimum                     14'-0"
                     Loadline Draft - Maximum                      16'-0"
                     Lightship Displacement (Kips)                  22933
                     Loadline Displacement (Kips)                   25935

           3.        Quarters
                     Complete air-conditioned accommodations for a ninety-four
                     (94) person crew. In addition to accommodations, the four-story quarter's structure contains a galley/mess room, six (6) man treatment room, fitness room, crew change room, offices, recreation rooms, control room, and radio room.

           4.        Heliport
                     73' octagonal steel cantilevered heliport designed to withstand loads imposed by a Sikorsky S-61N helicopter or equal. Heliport is lighted and equipped with tie downs, perimeter safety nets, and access stairs.

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 2 OF 9
================================================================================

           5.        Storage Capacities
                     Diesel fuel                                 4,611 bbls.
                     Drill water                                14,592 bbls.
                     Potable water                               1,220 bbls.
                     Liquid mud (in main mud pits)               3,300 bbls.
                     Base oil                                    1,000 bbls.
                     Brine (Completion Fluid)                    1,400 bbls.
                     Bulk Mud                                  5,440 cu. ft.
                     Bulk Cement                               5,440 cu. ft.
                     Sack Storage                                5,000 sacks
                     Hook Load                                     1500 kips
                     Rotary Load                                   1500 kips
                     Setback Load                                   600 kips



      B.   LOADING AND ENVIRONMENTAL CONDITIONS
--------------------------------------------------------------------------------

           1.        On Bottom Conditions
                                                               Severe Storm          Operating
                                                               ------------          ---------
                     Water Depth (feet)(1)                          328                  350
                     Wind Velocity (knots)                          100                   70
                     Current (knots)                                1.0                  1.0
                     Wave Height (feet)                              47                   35
                     Wave Period (sec)                               15                   15
                     Min. Air Gap (feet)                             50                   35
                     Max. Leg Can Penetration (feet)                 25                   25
                     Maximum Variable Load (kips)
                     in above conditions (2)                      3,300                4,800
                     Comb.Rig.Flr.Loads (kips)(3)                   750                1,500
                     Well Position (feet)
                             Aft of Hull Transom (feet)            00.0                 65.0
                             P/S off CL Vessel (feet)              00.0                 15.0

           2.        Transit Condition:
                     -----------------
                     Minimum Draft (Lightship)                                         14'-0"
                     ABS Load Line (Hull Draft)                                        16'-0"
                     Total Variable Load (Kips) (4)                                    3,300
                     Total Variable Load While Jacking (Kips)                          3,300


                     Notes:
                     -----

                  (1) Maximum water depth must include consideration for high tides and storm surge.

                  (2) Does not include combined rig floor loads listed below.

                  (3)      Maximum individual rig floor loads are:

                           Hook Load............................1,500 kips
                           Rotary Load..........................1,500 kips
                           Setback Load...........................600 kips

                           Above loads valid up to 70 knot wind speed, however no setback load allowed above 50 knots. Hook load varies according to well center location. Max. combined drill floor load is 1,500 kips. Pipe rack load during skidding is 1,000 kips.

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 3 OF 9
================================================================================

                  (4) Displacement of vessel at the load line minus displacement of vessel at lightship.


C.    PLATFORM EQUIPMENT
--------------------------------------------------------------------------------

           1.        Primary Generators
                     Four (4) Caterpillar Model 3606 diesel engines rated at 2,514 HP each driving 3000 KVA continuous, 60 Hz, 600 volt AC Kato generators.

           2.        Standby/Emergency Generator
                     One (1) Caterpillar Model 3508 diesel engine driving a 893 KVA continuous, 60 Hz, 480 volt generator complete with switch gear, automatic start, breakers and DC battery bank.

           3.        SCR System
                     Five (5) Ross Hill Controls 600V, 2200 amps each. Universal Switch Gear Inc. leg elevator contactors, AC breaker panels and two (2) ground detector panels: SCR room cooled by two (2) 15 Ton Carrier central air conditioner units.

           4.        Watermaker
                     One (1) Specific Equipment - Model SE 132 ROM-1, reverse osmosis watermaker, rated at 13,200 gallons per day.

           5.        Water Purifier
                     One (1) Specific Equipment Ultra Violet Purifier for Purification of rig potable water - Model I-H-16-L, capacity 330 GPM.

           6.        Pressure Washer
                     One (1) Sioux - Model EN270-H4-300, steam/pressure washer, rated at 4.5 GPM at 3,000 psi.

           7.        Waste Treatment Unit
                     One (1) Exceltec 12MX, 120 Person Marine Sanitation Device.

           8.        Trash Compactor
                     One (1) Dolphin - Model 4000, 40 cu./ft. capacity

           9.        Air Compressors

                      a. One (1) Airdyne cold start air compressor rated at 46 CFM powered by 2-cylinder Lister Diesel engine with electric start.

                      b. Two (2) Airdyne 500 HOSS-JS rotary air compressors, each rated at 500 CFM at 125 psi powered by 125 HP AC electric motors.

                      c. One (1) Airdyne 500 HOSS-JS bulk dual air compressor, rated at 500 cfm, 40 psi.

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 4 OF 9
================================================================================

                      d. One (1) Refrigerated Air Dryer - Hankinson Model 80600, 750 cfm @ 38 degrees F.

           10.        Welding Equipment

                      Two (2) Miller SRH-444, 400 amp welding machines.

           11.        System Pumps

                      a. Two (2) Bilge Pumps, Gorman Rupp 25 HP self-priming pumps.

                      b. Two (2) Salt Water/Fire Pumps, 75 HP, Mission 4 x 3 x 13 centrifugal pumps.

                      c. Two (2) Drill Water Pumps, 30 HP, Mission 4 x 3 x 13 centrifugal pumps.

                      d.         One (1) Waste Oil Pump, gear type.

                      e. Two (2) Fuel Oil Transfer Pumps, 5 HP, gear type.

                      f. Three (3) Peerless Model 14-MB/4 stage, submersible salt-water service pumps. 75 HP rated @ 1,000 gpm @ 65 psi.

                      g. Two (2) Each Potable and Salt Water Pressure Sets with Specific Brand 150 2" centrifugal vertical type pumps powered by AC electric motors with approximately 200-gallon pressure tanks.

                      h. Two (2) Brake Cooling Water Pumps, 20 HP, 3 x 2 x 13 Mission centrifugal pumps.

           12.        Cranes
                      Three (3) LeTourneau pedestal cranes, two (2) with 100' booms, port midship crane with 120' boom, 50 ton capacity at 20' radius with 4-part line. Complete with operator cabs.

           13.        Mooring System
                      Two (2) each LeTourneau W-1500 anchor winches, 800 feet of 1-5/8" wire rope, fairleads, two (2) 10,000 lb. stockless anchors, buoys, and pendant wire.

           14.        Flare Boom Base
                      Basic flare boom bases with stanchions


      D.   SAFETY AND LIFESAVING EQUIPMENT
--------------------------------------------------------------------------------

           1.        Lifeboats/Liferafts
                     Three (3) Survival Systems International, self-propelled, enclosed lifeboats with launch davits approved for 50-person capacity each. Four (4) 25-man inflatable life rafts with hydrostatic release.

           2.        Miscellaneous
                     Life preservers, life rings, litters and first aid equipment in compliance with U.S. Coast Guard and IMO regulations.

           3.        Fire Stations
                     Approximately twenty-five (25) salt-water fire stations with 50' hose each. Fixed CO2 fire extinguishing systems complete with cylinders, piping, nozzles, sensors and controls for engine room, paint locker, and galley. Complete fire and gas detection system.

           4.        Treatment Room
                     Fully equipped with Paramedic capability

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 5 OF 9
================================================================================

           5.        Fog Horn
                     One (1) AB-560 Audiobeam 2-mile Fog Signal with automatic signal device.


      E.   DRILLING EQUIPMENT
--------------------------------------------------------------------------------

           1.        Derrick
                     Dreco 170' clear height x 40' x 32' base, with a 1,500,000 lb. hook load capacity.

           2.        Crown Block
                     Dreco crown block, 680 ton rated with six (6) 60" diameter forged steel sheaves grooved for 1-5/8" drill line with dual fast line sheaves and dual dead line sheaves.

           3.        Drawworks
                     National 1625-UDBE with disc brakes, nominal depth rating 30,000 feet

                     a. Three (3) each GE-752 DC electric motors rated 1085 HP each
                     b.        Elmagco Model 7838 Eddy Current Auxiliary Brake
                     c.        Lebus grooved drum for 1-5/8" drilling line
                     d.        Two (2) breakout and makeup spinning catheads

           4.        Travelling Block
                     National, 650 ton, Hook/Block Combination with seven (7) 60" diameter sheaves grooved for 1-5/8" drill line.


           5.        Power Swivel (Top Drive)
                     National-Oilwell PS2 650/650 Power Swivel rated at 650 tons. Two speed with maximum continuous torque rating of 47,859 foot pounds @ 109 RPM. Driven by one (1) GE 752 DC Hi-Torque electric motor. 4" bore, 7,500 psi WP. Maximum RPM in low gear - 113, in high gear - 231.

           6.        Rotary Table
                     National Model D-495, 49 1/2" rotary independently driven by a GE 752 DC Hi-Torque electric motor, 1130 HP, with standard two speed transmission. Varco MPCH hinged master bushing, with insert bowls for 2 3/8" - 8 5/8" tubulars.

           7.        Rotating Mouse Hole Assembly for Stand Building

                      a. International Model 1994 rotating mouse hole for right or left hand rotation.

                      b. International Model TT-1998 torque tool assembly. Operating range 3-1/2" drill pipe to 8-1/2" drill collars. Torque range 0 to 108,000 ft. Lbs.

           8.        Mud Pumps
                     Three (3) National 14-P-220 triplex pumps, rated at 2,200 HP each, with 7,500 psi fluid ends, each driven by two (2) GE 752 DC Hi-Torque electric motors. Each mud pump is equipped with a PPDR-130-7500C5 discharge dampener and PPSC-80-025C5 flow through cellular suction stabilizer, and a reset type relief valve. Maximum speed - 95 spm. Maximum discharge pressure - 90% of liner rating.

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 6 OF 9
================================================================================

           9.         Iron Roughneck
                      National "Iron Roughneck" Model IR-170.


           10.        Mud System

                      a.  Mixing Pumps:     Two (2) Mission Magnum 6 x 8
                                            centrifugal pumps powered by 100 HP
                                            AC electric motors.

                      b.  Charging Pumps:   Three (3) Mission Magnum 6 x 8
                                            centrifugal pump powered by 100 HP
                                            AC electric motor.

                      c.  Agitators:        Ten (10) each 25 HP, 1,200 rpm for
                                            main & brine pits.
                                            Four (4) each 10 HP, 1,200 rpm for
                                            auxiliary pits.
                                            Four (4) each 5 HP, 1,200 rpm for
                                            solids control pits.

                      d.  Mud Cleaner/
                          Desilter:         One (1) Brandt LCM-2D-CMC Linear
                                            Motion Mud Conditioner with
                                            thirty-two (32) 4" cones, 1,920 gpm,
                                            discharging over a LCM-2D linear
                                            motion shaker deck. Supplied by two
                                            (2) Mission Magnum 6 x 8 pumps with
                                            100 HP AC motors.

                     e.   Desander:         Brandt LCM-2D-CMC Linear Motion Mud
                                            Conditioner with four (4) 12" cones,
                                            2,000 gpm, discharging over a LCM-2D
                                            linear motion shaker deck. Supplied
                                            by (1) 6 x 8 pump with 100 HP AC
                                            motor.

                     f.   Shale Shakers:    Five (5) Brandt LCM-2D Linear Motion
                                            Cascade Screen Separators, each
                                            rated at 400-600 gpm. One (1) Brandt
                                            Nutec Gumbo Chain System.

                     g.   Degasser:         Two (2) Brandt DG-10 Degassers,
                                            supplied by (2) Mission Magnum
                                            6 x 8 pumps with 100 HP AC motors.

                     h.   Trip Tank:        Two (2) x 34-barrel capacity with
                                            two (2) Halco 3 x 4 x 10 pumps with
                                            40 HP AC electric motors.

           11.       Stand Pipe and Manifold
                     Dual standpipes rated at 7,500 psi W.P.
                     Demco standpipe manifold rated at 11,250-psi test pressure and 7,500 psi W.P.
                     Dual cement manifold with stand pipes rated at 15,000 psi.

           12.       Rotary Hose     Two (2) -4" ID  Copperstate rotary hoses
                                     rated at 7,500 psi W.P.

           13.       Bulk Storage Tanks
                     a.  Bulk Mud:               Four (4) each, 1,360 cu. ft.
                     b.  Bulk Cement:            Three (3) each, 1,360 cu. ft.
                     c.  Bulk Gel:               One (1) each, 1,360 cu. Ft.
                     c.  Bulk Mud Surge Tank:    One (1) each, 45 cu. ft.

           14.       Cementing Unit
                     Halliburton (On Main Deck)

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 7 OF 9
================================================================================

           15.        Blow-Out Preventers
                      a. 13-5/8" X 10,000 Blow-Out Preventers

                      (1) Annular:          One (1) Cameron type DL spherical
                                            preventer, 10,000 WP with 10,000# WP
                                            studded top and 15,000# WP flanged
                                            bottom connection, H2S trim.

                      (2) Rams:             One (1) Cameron Type U 15,000-psi
                                            W.P. double ram preventer and One
                                            (1) Cameron Type U 15,000-psi W.P.
                                            single ram preventer with three (2)
                                            sets of 5" pipe rams and one set of
                                            blind rams. Four (4) 3-1/16"
                                            15,000-psi WP flanged outlets,
                                            flanged top and bottom, H2S trim.

                      (3) Additional Rams:  One (1) set of Shearing Blind Rams,
                                            One (1) set of 31/2" Pipe Rams, One
                                            (1) set of 9 5/8" casing rams, One
                                            (1) set of 7 5/8" casing rams, One
                                            (1) set of 7" casing rams, One (1)
                                            set of 3 1/2" x 5" VBR rams.


                      b. 13 5/8" X 15,000 Blow-Out Preventers

                      (1) Annular:          One (1) Cameron type DL spherical
                                            preventer, 10,000 WP with 10,000# WP
                                            studded top and 15,000# WP flanged
                                            bottom connection, H2S trim.

                      (2) Rams:             One (1) Cameron Type U 15,000-psi
                                            W.P. double ram preventer and One
                                            (1) Cameron Type U 15,000-psi W.P.
                                            single ram preventer with three (2)
                                            sets of 5" pipe rams and one set of
                                            blind rams. Four (4) 3-1/16"
                                            15,000-psi WP flanged outlets,
                                            flanged top and bottom, H2S trim.

                      c. 21 1/4" 10,000 Blow-Out Preventers

                      (1) One (1) Shaffer wedge top spherical preventer, 5,000 with 5,000 WP studded top and 10,000 WP flanged bottom connection, H2S trim.

                      (2) Two (2) Cameron Type U 10,000 # WP single ram preventers, flanged top and bottom, with 41/16 10,000 WP side outlets. Complete with one (1) set of 5" straight bore pipe rams, one (1) set of conventional blind rams and one (1) set of blind shear rams.


                      d. Choke and Kill Valves

                      Choke Line Valves:    Two (2) 3-1/16" - 10,000 psi gate
                                            valves. One hydraulic, one manual.
                                            H2S trim.

                      Kill Line Valves:     Two (2) 3-1/16" x 10,000-psi gate
                                            valves, one manual, one hydraulic.
                                            H2S trim.

                      e. Diverter System

                      One (1) ABB Vetco Gray KFDJ-J-2000 permanent diverter system, with ABB Offshore Systems Diverter panel with auto open feature.

                      f. Choke Manifold

                      Cameron 3-1/16" - 15,000 psi WP with two (2) Cameron hydraulically adjustable choke, two (2) manual chokes.

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 8 OF 9
================================================================================

                      g. Mud Gas Separator
                      Brandt 48" diameter X 18' long mud gas separator, with dual 6" inlets, 10" mud discharge and 8" gas discharge vent line piped to crown. Pressure rating 125 psig.

                      h. BOP Control System
                      3,000 psi, Massco/Stewart & Stevenson, Model SSB2403S11 Control Unit.

                                 (1) Twenty-four (24) -11 gal. bladder type accumulators

                                 (2) One (1) 25 HP triplex pump and three (3)
                                 60:1 -- 8-1/2" air pumps

                                 (3) Nine (9) station control manifold with two
                                 (3) remote electric operated stations.

                                 i. Instrumentation
                                 One (1) HITEC/National Driller's Control
                                 Station with HITEC SDI 120 Instrumentation
                                 Package equipped with CCTV system for
                                 monitoring racking and stabbing boards.

                                 ii. Air Hoists
                                 Two (2) Ram Winch K6UL air hoists on rig floor, 15,000 lb. pull @ 51 fpm. Two (2) Airdyne model ML 336-38 dedicated man rider winches. One mounted on the drill floor and one mounted below the drill floor. Four (4) Ram Winch K6UL air hoist under substructure for BOP manoeuvres.

                                 iii. Drilling Line
                                 7,500' of 1-5/8" 6 x 19 EIPS IWRC regular right lay.

           16.        Wireline Unit
                      One (1) Mathey "Surveyor" Wireline Unit with 30,000 ft. of .108" wire.

           17.        Drive Pipe Support System
                      One (1) Drive Pipe Support System with tensioning capability to tension drive pipe to 300 kips vertical force and provide lateral restraint at wellhead.

           18.        Tubulars
                      25,000' (approximately 800 joints) 51/2" O.D., 21.90
                      lb/ft, S-135 drill pipe with HTSJ connections 7" O.D. X 33/4" I.D. Grant Prideco x-metal 7000 hard banding on box and pin tool joints 3/32" raised. Thirty (30) joints 51/2" O.D. conventional Hevi-Wate drill pipe with HT55 connections 7" O.D. X 3 15/16" I.D. Weight 1,800 lb/per joint

                      Six (6) 9 1/2" OD drill collars with 7 5/8" Regular connections.

                      Nine (9) 8" OD drill collars with 6-5/8" Regular connections. Twenty One (21) 6 1/2" OD drill collars with 4 1/2" X-Hole connections. Necessary X-Over Subs, Kelly Subs, and Bit Subs for Contractor's drill string.

                                                                      SECTION 7
                                             DRILLING UNIT, EQUIPMENT, SUPPLIES
                                                                    PAGE 9 OF 9
================================================================================

           19.        Mud Buckets
                      One (1) P-Quip Hydraulic Mud Bucket complete with air hoses, connections, side seals and end seals for 5" & 5 1/2" drill pipe.


F.         COMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------

           1.         Radio Equipment

                      a. Two (2) fixed marine VHF transceivers, four (4) survival craft transceivers, six (6) hand held marine VHF transceivers.

                      b. One (1) VHF-AM aeronautical base station transceiver capable of 6-channel operation, with crystals for 3 channels installed, unity gain ground plane antenna, and manual, 115 VAC.

                      c. One (1) Global Maritime Distress & Safety System (GMDSS) as per SOLAS Regulations 5, 6, Part C.

                      d.         Satellite communications and data transfer.


           2.         Internal Telephone Communications and Public Address
                      System
                      One (1) Multi-station Gaitronics System for platform intercommunication.

           3. File Server, Computer, and External Communications System Rig LAN digital computer and telecommunications system. Microwave or Satellite voice and data links from offices, drill floor, conference room, and the rig LAN. Additional capabilities of the computer and link system (CORIS) include:

                      a. Customer and contractor offices on board rig have access to drilling and performance data in "real-time" personnel information, liquid and bulk variable inventories, and weather.

                      b. Internet access provided to certain computers for E-mail and file transfer.

                      c.         Above data available via CORIS system.

                                CONTRACT SUMMARY

----------------------------- ----------------------------------------------------------------------------------
Contract No.                  C-2600
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Nature of Contract:           Hire of Drilling Unit
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Parties:                      BP Trinidad and Tobago LLC and Chiles Offshore Inc.
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Effective Date:               The date that the DRILLING UNIT is under tight tow to Pascagoula, Mississippi to begin the Make Ready Period (July 10, 2001)
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Commencement Date:            The date on which  the  DRILLING  UNIT is pinned  on the  first  LOCATION  in the
                              CONTRACT AREA and the OPERATOR provided RIG ACCEPTANCE.
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Term:                         Three Years from Commencement Date
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Description of Services/
Scope of Work:                To carry out drilling services in support BP Trinidad and Tobago LLC's Drilling
                              Program
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Compensation:                 Mobilisation: US $3,600,000
                              Day Rate: US $73,000
                              Demobilisation:  US $2,800,000
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Payment Terms:                Thirty Days from Receipt of Invoice
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Termination:                  Without Cause - three months notice - 60% of Day Rate for the remainder of the term  ($43,800)
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Estimated Value of Contract   $79,935,000
----------------------------- ----------------------------------------------------------------------------------

----------------------------- ----------------------------------------------------------------------------------
Distribution:
----------------------------- ----------------------------------------------------------------------------------
